As filed with the Securities and Exchange Commission on May 30, 2023

Securities Act File No. 333-[___]
Investment Company Act File No. 811-23879

U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

COLLER SECONDARIES PRIVATE EQUITY FUND

(Exact name of Registrant as specified in Charter)

950 Third Avenue

New York, New York 10022

(Address of principal executive offices)

(212) 644-8500

(Registrant’s telephone number)

Richard Jason Alexander Elmhirst

950 Third Avenue

New York, New York 10022

(Name and address of agent for service)

Copy to:

Rajib Chanda

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Nathan Somogie

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus
Subject to Completion, dated May 30, 2023

COLLER SECONDARIES PRIVATE EQUITY FUND

Class I Shares

Class D Shares

Class I-2 Shares

, 2023

Coller Secondaries Private Equity Fund (“C-SPEF” or the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. Coller Private Market Secondaries Advisors, LLC serves as C-SPEF’s investment adviser (the “Adviser”) and is responsible for making investment decisions for C-SPEF’s portfolio.

C-SPEF’s investment objective is to seek to provide long-term capital appreciation.

In pursuing its investment objective, C-SPEF intends to invest primarily in an actively managed portfolio of private equity assets. C-SPEF’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers (such funds, “Portfolio Funds”); (ii) investments in equity assets issued by private companies (“Direct Investments”); and (iii) investments in equity assets issued by private companies, alongside private funds managed by unaffiliated asset managers (“Co-Investments” and, collectively with Portfolio Funds and Direct Investments, “Private Equity Investments”). C-SPEF’s investments will primarily be acquired, through privately negotiated transactions, from investors in Portfolio Funds, Direct Investments or Co-Investments and/or in connection with a restructuring transaction of a Portfolio Fund or Co-Investment (“Secondary Investments”); and may also be made through primary commitments to newly formed Portfolio Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Investments”).

To manage the liquidity of its investment portfolio, C-SPEF also invests a portion of its assets in a portfolio of short-term debt securities, money market instruments, cash and/or cash equivalents (“Liquid Assets”).

This prospectus (the “Prospectus”) applies to the offering of three separate classes of common shares of beneficial interest in C-SPEF (the “Shares”) designated as Class I, Class D and Class I-2 Shares. The Shares will generally be offered on the first business day of each month at the net asset value (“NAV”) per Share on that day. No person who is admitted as a shareholder of C-SPEF (a “Shareholder”) will have the right to require C-SPEF to redeem its Shares.

	Per Class I Share	Per Class D Share	Per Class I-2 Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	None	None	None
Proceeds to the Fund	Current NAV	Current NAV	Current NAV	Amount invested at NAV

i

(1)	Class I Shares, Class D Shares and Class I-2 Shares are or will be continuously offered at a price per share equal to the NAV per share for such class. Each share class will initially be offered at $[ ] per share. Generally, the stated minimum investment by an investor in C-SPEF is $1,000,000 with respect to Class I Shares, and $25,000 with respect to Class D Shares and Class I-2 Shares. The minimum additional investment in C-SPEF is $10,000. C-SPEF may, in its sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $1,000,000 with respect to Class I Shares and $25,000 with respect to Class D Shares and Class I-2 Shares, as applicable, and incremental contributions are not less than $10,000.
(2)	No upfront sales load will be paid with respect to Class I Shares, Class D Shares or Class I-2 Shares, however, if you buy Class D Shares or Class I-2 Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided financial intermediaries limit such charges to a [__]% cap on NAV for Class D Shares and a [__]% cap on NAV for Class I-2 Shares. Financial intermediaries will not charge such fees on Class I Shares. Your financial intermediary may impose additional charges when you purchase Shares of C-SPEF. Please consult your financial intermediary for additional information.

C-SPEF has submitted an application to the U.S. Securities and Exchange Commission (the “SEC”) for an exemptive order to permit C-SPEF to offer multiple classes of shares. C-SPEF will offer three separate classes of Shares designated as Class I, Class D and Class I-2 Shares. Each class of Shares is subject to different fees and expenses. Until an exemptive order is granted, C-SPEF will only offer Class I Shares and will not issue Class D Shares or Class I-2 Shares. C-SPEF may offer additional classes of Shares in the future.

Simultaneously with C-SPEF beginning to accept offers to purchase Shares (“Commencement of Operations”), [ ] (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into C-SPEF. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of C-SPEF. C-SPEF and the Predecessor Fund shared the same investment adviser and portfolio management team. As a result of the reorganization with the Predecessor Fund, C-SPEF’s only assets at the Commencement of Operations were [ ](the “Predecessor Fund Investments”). As of [ ], 2023, the value of the Predecessor Fund Investments was $[ ].

Investments in C-SPEF may be made only by eligible investors that are “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended.

An investment in C-SPEF is speculative with a substantial risk of loss. C-SPEF and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that C-SPEF’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in C-SPEF.

•	C-SPEF has no operating history.
•	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although C-SPEF may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Adviser intends to recommend that, in normal market circumstances, C-SPEF’s Board of Trustees conduct quarterly repurchase offers of no more than 5% of C-SPEF’s net assets.
•	An investment in C-SPEF is not suitable for investors who may need the money they invested in a specified timeframe. The frequency and timing of any repurchase offers are subject to the discretion of C-SPEF’s Board of Trustees. There can be no assurance that C-SPEF will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. See “Transfer of Shares” and “Repurchase of Shares” below.
•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under C-SPEF’s agreement and declaration of trust.
•	The amount of distributions that C-SPEF may pay, if any, is uncertain.

You should rely only on the information contained in this Prospectus and C-SPEF’s Statement of Additional Information. C-SPEF has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about C-SPEF, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2023, containing additional information about C-SPEF, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of C-SPEF’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about C-SPEF by calling (212) 644-8500, by writing to C-SPEF at 950 Third Avenue New York, New York 10022 or [email], or by visiting [website]. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

As permitted by regulations adopted by the SEC, paper copies of C-SPEF’s Shareholder Reports (when available) will not be sent by mail, unless you specifically request paper copies of the Shareholder Reports from C-SPEF or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on C-SPEF’s website, free of charge, at www.[website].com, and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. You may elect to receive Shareholder Reports and other communications from C-SPEF electronically anytime by contacting your financial intermediary.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in C-SPEF.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

C-SPEF’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[ ] (the “Distributor”) acts as principal underwriter for C-SPEF’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [ ].

Summary of Offering Terms

The following information is only a summary and does not contain all of the information that you should consider before investing in Coller Secondaries Private Equity Fund (“C-SPEF” or the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the agreement and declaration of trust of C-SPEF (the “Declaration of Trust”).

C-SPEF	C-SPEF is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. C-SPEF will sell its common shares of beneficial interest (the “Shares”) only to eligible investors that are “accredited investors,” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).
C-SPEF has submitted an application to the U.S. Securities and Exchange Commission (the “SEC”) for an exemptive order to permit C-SPEF to offer multiple classes of shares. C-SPEF will offer three separate classes of Shares designated as Class I, Class D and Class I-2 Shares. Each class of Shares is subject to different fees and expenses. Until an exemptive order is granted, C-SPEF will only offer Class I Shares and will not issue Class D Shares or Class I-2 Shares. C-SPEF may offer additional classes of Shares in the future.
The business operations of C-SPEF are managed and supervised under the direction of C-SPEF’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and C-SPEF’s Declaration of Trust. The Board is comprised of [ ] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of C-SPEF (“Independent Trustees”). The Board has overall responsibility for the management and supervision of the business operations of C-SPEF.
Simultaneously with C-SPEF beginning to accept offers to purchase Shares (“Commencement of Operations”), [ ] (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into C-SPEF. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of C-SPEF. C-SPEF and the Predecessor Fund shared the same investment adviser and portfolio management team. As a result of the reorganization with the Predecessor Fund, C-SPEF’s only assets at the Commencement of Operations were (i) [ ] (the “Predecessor Fund Investments”). As of [ ], 2023, the value of the Predecessor Fund Investments was $[ ].
The Investment Adviser	Coller Private Market Secondaries Advisors, LLC, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as C-SPEF’s investment adviser. The Adviser is an indirect, wholly owned subsidiary of CICAP Limited, a private limited company registered in England and Wales (“CICAP” and, together with its direct and indirect subsidiaries, “Coller Capital”). The Adviser intends to leverage Coller Capital’s global investment platform in its capacity as investment adviser for C-SPEF, including its broad-based origination, investment expertise and long-standing counterparty relationships.

Investment Objective and Strategy	C-SPEF’s investment objective is to seek to provide long-term capital appreciation.
In pursuing its investment objective, C-SPEF intends to invest primarily in an actively managed portfolio of private equity assets. C-SPEF’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers (such funds, “Portfolio Funds”); (ii) investments in equity assets issued by private companies (“Direct Investments”); and (iii) investments in equity assets issued by private companies, alongside private funds managed by unaffiliated asset managers (“Co-Investments” and, collectively with Portfolio Funds and Direct Investments, “Private Equity Investments”). C-SPEF’s investments will primarily be acquired, through privately negotiated transactions, from investors in Portfolio Funds, Direct Investments or Co-Investments and/or in connection with a restructuring transaction of a Portfolio Fund or Co-Investment (“Secondary Investments”); and may also be made through primary commitments to newly formed Portfolio Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Investments”).

Under normal circumstances, C-SPEF invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Equity Investments, including: (i) Portfolio Funds, (ii) Direct Investments and (iii) Co-Investments. This policy may be changed by C-SPEF’s Board, upon 60 days’ prior written notice to Shareholders. This test is applied at the time of investment; later percentage changes caused by a change in the value of C-SPEF’s assets, including as a result in the change in the value of C-SPEF’s investments or due to the issuance or redemption of Shares, will not require C-SPEF to dispose of an investment.

The Adviser manages C-SPEF’s asset allocation and Private Equity Investments decisions with a view towards managing liquidity and maintaining a high level of investment in private markets. C-SPEF’s asset allocation and amount of Private Equity Investments may be based, in part, on anticipated future capital calls and distributions by and from Private Equity Investments. The Adviser may also take other anticipated cash flows into account, such as those relating to new subscriptions into C-SPEF, the repurchase of Shares through periodic tenders by shareholders of C-SPEF (“Shareholders”) and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser.

C-SPEF may also invest in debt issued by private companies. To manage the liquidity of its investment portfolio, C-SPEF may also invest a portion of its assets in a portfolio of short-term debt securities, money market instruments, cash and/or cash equivalents (“Liquid Assets”). To enhance C-SPEF’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, C-SPEF may sell certain of its assets. C-SPEF seeks to hold an amount of Liquid Assets and other liquid investments consistent with prudent liquidity management. During normal market conditions, it is generally not expected that C-SPEF will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, C-SPEF may hold a substantially higher amount of Liquid Assets and other liquid investments. C-SPEF is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. C-SPEF may establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds, Direct Investments and Co-Investments, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital, to cover future capital calls from Private Equity Investments and to otherwise satisfy Fund obligations. There is no assurance, however, that C-SPEF will be able to enter into a credit line or that it will be able to repay in a timely fashion any borrowings under such credit line, which may result in C-SPEF incurring leverage on its portfolio investments from time to time.

C-SPEF may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries. C-SPEF may make investments directly or indirectly through one or more wholly owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). C-SPEF may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to C-SPEF’s investments also will refer to any Subsidiary’s investments.

C-SPEF’s asset allocation and amount of Private Equity Investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in C-SPEF making commitments to Private Equity Investments in an aggregate amount that exceeds the total amounts invested by Shareholders in C-SPEF at the time of such commitment (i.e., to “over-commit”). To the extent that C-SPEF engages in an “over-commitment” strategy, the risk associated with C-SPEF defaulting on a commitment to a Portfolio Fund will increase.

There can be no assurance that C-SPEF will be able to implement its investment strategy or achieve its investment objectives.

Principal Risk Factors	The following are certain principal risk factors that relate to the operations and terms of C-SPEF. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in C-SPEF, should be carefully evaluated before determining whether to invest in C-SPEF. C-SPEF’s investment program is speculative and entails substantial risks. In considering participation in C-SPEF, prospective investors should be aware of certain principal risk factors, including the following:

General Risks of Investing in C-SPEF

General Investment Risks. There is no assurance that the investments held by C-SPEF will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that C-SPEF will achieve its investment objective. An investment in C-SPEF is speculative and involves a high degree of risk.

Market and Economic Risk. Investments made by C-SPEF may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of C-SPEF’s investments and reduce the ability of C-SPEF to make new investments.

Lack of Operating History. C-SPEF is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the Adviser’s investment personnel who will be active in managing C-SPEF’s investments have substantial experience in Private Equity Investments, C-SPEF was recently formed, does not yet have any operating history and has not made any investments.

Conflicts of Interests. An investment in C-SPEF is subject to a number of actual or potential conflicts of interests. For example, the Adviser provides services to C-SPEF for which C-SPEF compensates it. As a result, the Adviser has an incentive to enter into arrangements with C-SPEF, and faces conflicts of interests when balancing that incentive against the best interests of C-SPEF. The Adviser and/or its affiliates also face conflicts of interests in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of C-SPEF. In addition, affiliates of the Adviser provide a broad range of services and products to their clients. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict C-SPEF and/or benefit these affiliates and may result in C-SPEF forgoing certain investments that it would otherwise make. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for C-SPEF.

In addition, the Adviser and the Fund have applied for an exemptive order from the SEC, which, if granted, would expand the Fund’s ability to co-invest alongside the Adviser’s affiliates in privately negotiated transactions. If granted, subject to the conditions specified in the exemptive order, the Fund is expected to be permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to conflicts of interests or perceived conflicts of interests among the Fund and the participating affiliates. See “Conflicts of Interests” below.

The Board May Change C-SPEF’s Investment Objective and Strategies Without Shareholder Approval. The Board will have the authority to modify or waive certain of C-SPEF’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). C-SPEF cannot predict the effects that any changes to its current operating policies and strategies would have on C-SPEF’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect C-SPEF’s business and impact its ability to make distributions.

Management Risk. C-SPEF is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for C-SPEF, but there can be no guarantee that these will produce the desired results. C-SPEF may be subject to a relatively high level of management risk because C-SPEF invests in Private Equity Investments. C-SPEF’s allocation of its investments across Portfolio Funds, Direct Investments, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that C-SPEF will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel. C-SPEF does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser and its affiliates currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage C-SPEF’s investments. In addition, C-SPEF cannot assure investors that the Adviser will remain C-SPEF’s investment adviser. C-SPEF may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on C-SPEF’s financial conditions, results of operations and cash flow.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in C-SPEF, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and C-SPEF does not expect any secondary market to develop for the Shares in the foreseeable future.

Risks Related to Repurchases of Shares. Although the Board may, in its sole discretion, cause C-SPEF to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of no more than 5% of C-SPEF’s net assets, there can be no assurance that C-SPEF will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances.

It is possible that C-SPEF may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of C-SPEF’s investments or if the Shareholders request C-SPEF to repurchase more Shares than C-SPEF is then offering to repurchase. In addition, substantial requests for C-SPEF to repurchase Shares could require C-SPEF to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from C-SPEF. Shareholders whose Shares are accepted for repurchase bear the risk that C-SPEF’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that C-SPEF repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by C-SPEF for purposes of effecting such repurchases. See “Repurchase of Shares.”

Distributions in Kind. C-SPEF generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. See “Repurchases of Shares—Periodic Repurchases.” However, there can be no assurance that C-SPEF will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. C-SPEF has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on C-SPEF. In the event that C-SPEF makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

Confidential Information. C-SPEF will likely have access to or acquire confidential or material non-public information relating to its investments. C-SPEF will likely limit the information reported to its investors with respect to such investments.

Restrictions on Transfers. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to C-SPEF of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by C-SPEF with respect to investor eligibility and suitability.

Non-Diversified Status. C-SPEF is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like C-SPEF, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon C-SPEF.

Valuation Risk. C-SPEF is subject to valuation risk, which is the risk that one or more of the securities in which C-SPEF invests are valued at prices that C-SPEF is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of C-SPEF’s assets are expected to consist of Portfolio Funds, Direct Investments and Co-Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by C-SPEF at fair value as determined pursuant to policies and procedures approved by the Board.

The value at which C-SPEF’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by C-SPEF. In addition, the timing of liquidations may also affect the values obtained on liquidation. C-SPEF will invest a significant amount of its assets in Private Equity Investments for which no public market exists. There can be no guarantee that C-SPEF’s investments could ultimately be realized at C-SPEF’s valuation of such investments.

C-SPEF’s net asset value is a critical component in several operational matters including computation of the Advisory Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of C-SPEF’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in C-SPEF.

Amounts and Frequency of Distributions. C-SPEF expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for C-SPEF to qualify to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Distributions.” Nevertheless, C-SPEF cannot assure Shareholders that C-SPEF will achieve investment results that will allow C-SPEF to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on C-SPEF’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Access to Investor Data. The Adviser, the auditors, the custodian and the other service providers to C-SPEF may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s subscription documents and arising from a Shareholder’s business relationship with C-SPEF and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by C-SPEF’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

Allocation of Investment Opportunities. The Adviser and its affiliates are investment advisers to various clients for whom they make Private Equity Investments of the same type as C-SPEF. The Adviser and its affiliates also may agree to act as investment adviser to additional clients that make Private Equity Investments of the same type as C-SPEF. In addition, the Adviser will be permitted to organize other pooled investment vehicles with principal investment objectives similar to, or different from, those of C-SPEF. It is possible that a particular investment opportunity would be a suitable investment for C-SPEF and such clients or pooled investment vehicles. See “Conflicts of Interests” below.

Risks of Investing in Private Equity Investments

Risks of Private Equity Strategies. C-SPEF’s investment portfolio will include Portfolio Funds, Direct Investments and Co-Investments, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Risks Associated with Private Company Investments; Direct Investments. Private companies are generally not subject to reporting requirements of the SEC or other securities regulators, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that C-SPEF may invest on the basis of incomplete or inaccurate information, which may adversely affect C-SPEF’s investment performance. Private companies in which C-SPEF may invest, including Direct Investments, also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies, including Direct Investments, generally are through restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that C-SPEF will be able to realize the value of such investments in a timely manner.

Risks of Private Equity Investments. Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies, the risks associated with buying a business using a high level of leverage and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.

Competition for Access to Private Equity Investments Opportunities. There can be no assurance that the Adviser will be able to secure interests on behalf of C-SPEF in all of the investment opportunities that it identifies for C-SPEF, or that the size of the interests available to C-SPEF will be as large as the Adviser would desire.

In addition, certain provisions of the 1940 Act prohibit C-SPEF from engaging in transactions with the Adviser and its affiliates; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments with affiliates of C-SPEF. The Adviser will not cause C-SPEF to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless C-SPEF has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. Once the Adviser and C-SPEF receive an exemptive order from the SEC to engage in certain privately negotiated investments, the order will expand C-SPEF’s ability to co-invest alongside its affiliates. However, the exemptive order will contain certain conditions that may limit or restrict C-SPEF’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

Portfolio Fund Risks. C-SPEF’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including C-SPEF.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the fund sponsor or manager of a Portfolio Fund (a “Portfolio Fund Manager”), which may be received on a delayed basis.

Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser will review and perform due diligence on the valuation procedures used by each Portfolio Fund Manager and monitor the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

C-SPEF will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by C-SPEF to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if C-SPEF’s overall returns are negative. Moreover, a Shareholder in C-SPEF will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of C-SPEF.

Portfolio Funds’ Underlying Investments. The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. C-SPEF will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Risks Associated with Secondary Investments. C-SPEF will make Secondary Investments. In such instances, the Fund generally will have to accept that it will hold a non-controlling interest and it is generally not expected that C-SPEF will have the opportunity to participate in structuring and/or negotiate the terms of the underlying interests being acquired, other than the purchase price, or other special rights or privileges, including the ability to determine the terms under which such investments will be made. For example, in such instances, C-SPEF may become a limited partner in a partnership that is controlled by the general partner or manager of the private equity fund offering a Co-Investment, on a co-investor basis, to the Fund. In this event, C-SPEF would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and C-SPEF’s investment in it. There can be no assurance as to the number of Secondary Investments opportunities that will be presented to the Fund.

There is significant competition for Secondary Investments. No assurance can be given that C-SPEF will be able to identify Secondary Investments that satisfy C-SPEF’s investment objective or, if C-SPEF is successful in identifying such opportunities, that C-SPEF will be permitted to acquire, or to acquire the amounts desired, in such investments.

Regulatory Changes Affecting Private Equity Funds. The legal, tax and regulatory environment for private equity funds is evolving, and it is possible that any future changes may have a materially adverse effect on the ability of Portfolio Funds to pursue their investment strategies. Any regulatory changes that adversely affect a Portfolio Fund’s ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund’s performance, and thus on C-SPEF’s performance.

In-Kind Distributions from Portfolio Funds. C-SPEF may receive in-kind distributions of securities from Portfolio Funds. There can be no assurance that securities distributed in kind by Portfolio Funds to C-SPEF will be readily marketable or saleable, and C-SPEF may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities.

Co-Investments Risks. C-SPEF’s investment portfolio will include Co-Investments, which are indirect investments in the equity of private companies, alongside private equity funds managed by unaffiliated asset managers and other private equity firms via special purpose vehicles. There can be no assurance that C-SPEF will be given Co-Investments opportunities, or that any specific Co-Investment offered to C-SPEF would be appropriate or attractive to C-SPEF in the Adviser’s judgment. Due diligence will be conducted on Co-Investments opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments and may not have access to the same level of information provided to the private equity fund alongside which it is investing. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Co-Investments. C-SPEF’s ability to dispose of Co-Investments may be severely limited.

Many entities compete with C-SPEF in pursuing Co-Investments. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on C-SPEF. As a result of this competition and regulatory restrictions, C-SPEF may not be able to pursue attractive Co-Investments opportunities from time to time.

In addition, there is significant competition for Co-Investments. No assurance can be given that C-SPEF will be able to identify Co-Investments that satisfy C-SPEF’s investment objective or, if C-SPEF is successful in identifying such opportunities, that C-SPEF will be permitted to acquire, or to acquire the amounts desired, in such investments.

Loans to Private Companies. C-SPEF may invest in loans to private and middle market companies, which involve a number of risks:

•      these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as C-SPEF dependent on any guarantees or collateral they may have obtained;

•   these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’’ actions and market conditions, as well as general economic downturns;

•    there may not be much information publicly available about these companies, and such information may not be reliable; and

these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’’ ability to meet their obligations.

Private Credit Investments. C-SPEF may invest in the debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

C-SPEF will be subject to additional risks associated with different investments, including its investments in Liquid Assets. For information about those risks, see “Other Investment Risks” and “Other Risks” under the “Risks” section starting on page [30] of the Prospectus.
Distributor	[ ], acts as distributor for the Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions.
The Distributor may retain additional selling agents or other financial intermediaries to place Shares in C-SPEF. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in C-SPEF that are in addition to the terms and conditions set forth in this Prospectus.
Share Classes; Minimum Investments	C-SPEF has submitted an application to the SEC for an exemptive order to permit C-SPEF to offer multiple classes of shares. C-SPEF will offer three separate classes of Shares designated as Class I, Class D and Class I-2 Shares. Each class of Shares has differing characteristics, particularly in terms of the Distribution and Servicing Fee (as defined herein) that each class may be charged. Until an exemptive order is granted, C-SPEF will only offer Class I Shares and will not issue Class D Shares or Class I-2 Shares. C-SPEF may offer additional classes of Shares in the future.

The minimum initial investment in C-SPEF by any investor is $1,000,000 with respect to Class I Shares and $25,000 with respect to Class D Shares and Class I-2 Shares, as applicable. The minimum additional investment in C-SPEF by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $1,000,000 with respect to Class I Shares or $25,000 with respect to Class D Shares and Class I-2 Shares, as applicable, and incremental contributions are not less than $10,000.

The Board reserves the right to accept lesser amounts below these minimums for Trustees of C-SPEF and employees of Coller Capital and its affiliates (“Coller Capital Employees”) and vehicles controlled by such employees. The stated minimum investment for Class I shares may be reduced for certain investors as described under “Purchasing Shares”.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

Eligible Investors	Although the Shares will be registered under the Securities Act, each prospective investor in C-SPEF will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act.
Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, C-SPEF may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law. The qualifications required to invest in C-SPEF will appear in subscription documents that must be completed by each prospective investor.
Each prospective investor in C-SPEF should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in C-SPEF, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in C-SPEF.
Purchasing Shares	Shares will generally be offered for purchase as of the first business day of each calendar month at the NAV per Share on that date. Fractions of Shares will be issued to one one-hundredth of a Share.
Although no upfront sales load will be paid with respect to Class I Shares, Class D Shares or Class I-2 Shares, if you buy Class D Shares or Class I-2 Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided financial intermediaries limit such charges to a [___]% cap on NAV for Class D Shares and a [__]% cap on NAV for Class I-2 Shares.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by C-SPEF and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in C-SPEF delayed until the following month.
Funds received from prospective investors will be placed in an account with [___], C-SPEF’s transfer agent (the “Transfer Agent”). The balance in the account with respect to each investor whose investment is accepted will be invested in C-SPEF on behalf of such investor. Any interest earned with respect to such account will be paid to C-SPEF and allocated pro rata among investors. Prospective investors whose subscriptions to purchase Shares are accepted by C-SPEF will become shareholders by being admitted as Shareholders.
A prospective investor must submit a completed subscription document on or prior to the acceptance date set by C-SPEF and notified to prospective investors. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline. C-SPEF reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. C-SPEF also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by C-SPEF will be returned promptly to the prospective investor without the deduction of any fees or expenses. Prospective investors whose purchases are rejected by C-SPEF will receive a pro rata share of any interest earned on the amounts placed in escrow prior to acceptance, if applicable.
Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cut-off times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of C-SPEF through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.
Distributions	C-SPEF intends to make distributions on an annual basis in aggregate amounts representing substantially all of C-SPEF’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.
Because C-SPEF intends to qualify annually as a RIC under the Code, C-SPEF intends to distribute at least 90% of its investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that C-SPEF will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of C-SPEF’s distributions will be reported to Shareholders by their financial intermediary. See “Taxes, RIC Status” below and “Material U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan	C-SPEF will operate under a dividend reinvestment plan (the “DRIP”) administered by [ ]. Pursuant to the DRIP, C-SPEF’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of C-SPEF.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, C-SPEF’s distributions to Shareholders are reinvested in full and fractional Shares.
No Redemption; Restrictions on Transfer	No Shareholder will have the right to require C-SPEF to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by C-SPEF to repurchase Shares from Shareholders. See “Repurchase of Shares.”
Repurchase of Shares

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, C-SPEF may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, C-SPEF conduct repurchase offers of no more than 5% of C-SPEF’s net assets on a quarterly basis. The Adviser currently expects to recommend to the Board that C-SPEF conduct its first repurchase offer following the third full quarter of Fund operations (or such earlier or later date as the Board may determine).

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether C-SPEF should offer to repurchase Shares from Shareholders of C-SPEF pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. C-SPEF may repurchase less than the full amount that Shareholders request to be repurchased.
The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.
A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, C-

SPEF may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and C-SPEF repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.
A 2.00% early repurchase fee may be charged by C-SPEF with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by C-SPEF in circumstances where the Board determines that doing so is in the best interests of C-SPEF. See “Repurchase of Shares.”
Fees and Expenses	C-SPEF will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of C-SPEF’s expenses can be found below under “Advisory Fee,” “Administrator” and “Distribution and Servicing Fee for Class D and Class I-2 Shares.”
C-SPEF will bear its organizational and initial offering costs in connection with this offering. C-SPEF’s initial offering costs, whether borne by the Adviser or C-SPEF, are being capitalized and [amortized over the 12-month period beginning on [ ]]. C-SPEF’s organizational costs are expensed as incurred.
Advisory Fee	In consideration of the advisory services provided by the Adviser, C-SPEF pays the Adviser a quarterly advisory fee at an annual rate of [ ]% based on the greater of (i) C-SPEF’s net asset value and (ii) C-SPEF’s net asset value less cash and cash equivalents plus the total of all commitments made by C-SPEF that have not yet been drawn for investment (the “Advisory Fee”). For purposes of calculating the Advisory Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund.
For purposes of determining the Advisory Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of C-SPEF for that month, including, without limitation, the Advisory Fee payable to the Adviser for that month. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Advisory Fee is paid to the Adviser out of C-SPEF’s assets, and therefore decreases the net profits or increases the net losses of C-SPEF.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. C-SPEF bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the “Investment Advisory Agreement”).

In addition to the fees and expenses to be paid by C-SPEF under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by C-SPEF of the Adviser’s and its affiliates’ cost of providing C-SPEF with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of C-SPEF, provide accounting, legal, clerical, compliance or administrative and similar oversight services to C-SPEF at the request of C-SPEF, C-SPEF will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to C-SPEF (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.
Distribution and Servicing Fee

Class D and Class I-2 Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class D or Class I-2 Shares of C-SPEF. Although C-SPEF is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which once it is granted will permit C-SPEF to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, C-SPEF has adopted a distribution and servicing plan for its Class D Shares and Class I-2 Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class D and Class I-2 Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class D Shares and Class I-2 Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [ ]% and [ ]%, respectively, based on the aggregate net assets of C-SPEF attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.
The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not C-SPEF assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create actual or potential conflicts of interests between an investor and its broker or dealer who is recommending C-SPEF over other potential investments.
Administrator	C-SPEF has retained [ ] (the “Administrator”) to provide it with certain administrative services, including fund administration, fund accounting and transfer agency services. C-SPEF compensates the Administrator for these services and reimburses the Administrator for certain out-of-

pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of C-SPEF and therefore decreases the net profits or increases the net losses of C-SPEF. See “Administration and Accounting Services.”
Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).
Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by C-SPEF with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by C-SPEF in connection with the transfer.
Unlisted Closed-End Structure; Limited Liquidity	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in C-SPEF is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “General Risks of Investing in C-SPEF—Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares.”
Taxes; RIC Status	C-SPEF intends to elect to be treated as a RIC for U.S. federal income tax purposes, and it further intends and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, C-SPEF generally will qualify for a dividends paid deduction and not be subject to U.S. federal corporate income tax on its investment company taxable income and net capital gains that it distributes each year. It is anticipated that C-SPEF will principally recognize long-term capital gain and qualified dividend income and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains. Distributions paid by C-SPEF to Shareholders will generally be taxable at ordinary income tax rates except to the extent that such distribution are either attributable to “qualified dividend income” received by C-SPEF or long-term capital gain recognized by C-SPEF.
In addition, because C-SPEF intends to qualify as a RIC, it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in C-SPEF, see “Material U.S. Federal Income Tax Considerations.”
Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.
Tax Reports	C-SPEF will distribute to its Shareholders (through such Shareholders’ financial intermediary), after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary dividend income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to C-SPEF’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.
Reports to Shareholders	C-SPEF will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders will also receive quarterly commentary regarding C-SPEF’s operations and investments.
Fiscal and Tax Year	C-SPEF’s fiscal year is the 12-month period ending on March 31. C-SPEF’s taxable year is the 12-month period ending on September 30.
Term	C-SPEF’s term is perpetual unless C-SPEF is otherwise terminated under the terms of the Declaration of Trust.
Custodian and Transfer Agent	[__] serves as C-SPEF’s custodian, and [___] serves as C-SPEF’s transfer agent.
ERISA	Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because C-SPEF is registered as an investment company under the 1940 Act, the underlying assets of C-SPEF will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of Title I of ERISA or Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in C-SPEF. For a discussion of certain risks and considerations relating to an investment in C-SPEF, see “Certain ERISA Considerations”.

Summary of Fees and Expenses

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that C-SPEF expects to incur, and that Shareholders can expect to bear, by investing in C-SPEF. This fee table is based on estimated expenses of C-SPEF for the fiscal year ending [ ], and assumes that C-SPEF has net assets of $[ ] million as of such date. The Fund’s actual expenses may vary from the estimated expenses shown in the table below.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class I Shares	Class D Shares	Class I-2 Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	None	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class I Shares	Class D Shares	Class I-2 Shares
Advisory Fee(3)	[ ]%	[ ]%	[ ]%
Other Expenses(4)	[ ]	[ ]	[ ]
Distribution and Servicing Fee	None	[ ]%	[ ]%
Acquired Fund Fees and Expenses(5)	[ ]	[ ]	[ ]
Interest Payments on Borrowed Funds	[ ]	[ ]	[ ]
Total Annual Expenses	[ ]	[ ]	[ ]
Fee Waiver and/or Expense Reimbursement(6)	[ ]	[ ]	[ ]
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[ ]	[ ]	[ ]

(1)	No upfront sales load will be paid with respect to Class I Shares, Class D Shares or Class I-2 Shares, however, if you buy Class D Shares or Class I-2 Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided selling agents limit such charges to a [___]% cap on NAV for Class D Shares and a [___]% cap on NAV for Class I-2 Shares. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.
(2)	A 2.00% Early Repurchase Fee payable to C-SPEF may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in – first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of C-SPEF and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by C-SPEF for the benefit of the remaining Shareholders.
(3)	C-SPEF pays the Adviser a quarterly Advisory Fee at an annual rate [of [ ]% [based on the greater of (i) C-SPEF’s net asset value and (ii) C-SPEF’s net asset value less cash and cash equivalents plus the total of all commitments made by C-SPEF that have not yet been drawn for investment.] For purposes of calculating the Advisory Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. [The Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of [ ]% until the first anniversary of [ ] (the “Fee Reduction Agreement”).] Unless otherwise extended by agreement between C-SPEF and the Adviser, the Advisory Fee payable by C-SPEF as of [ ] will be at the annual rate of [ ]%. The reduction of the Advisory Fee under the Fee Reduction Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement, described below.
(4)	The Other Expenses include, among other things, professional fees and other expenses that C-SPEF will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the fiscal year ending March 31, 2024.
(5)	The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which C-SPEF intends to invest. Some or all of the Portfolio Funds in which C-SPEF intends to invest generally charge asset-based management fees. The managers of the Portfolio Funds may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which C-SPEF intends to invest generally charge a management fee of 1.50% to 2.50%, and generally charge between 20% and 30% of net profits as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the types of Portfolio Funds in which C-SPEF anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ending March 31, 2024.
(6)	Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with C-SPEF, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of C-SPEF, if required to ensure that certain annual operating expenses (excluding the Advisory Fee and any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, expenses related to shareholder meetings and extraordinary expenses, if any) (“Other Expenses”) do not exceed [ ]% per annum of C-SPEF’s average monthly net assets of each class of Shares. With respect to each class of Shares, C-SPEF agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any Other Expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause C-SPEF’s Other Expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time C-SPEF repays the Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement will have a term ending one year from the date C-SPEF commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in C-SPEF with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of C-SPEF.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]
You would pay the following expenses on a $1,000 Class I-2 Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000,000 Class I Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]
You would pay the following expenses on a $25,000 Class D Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]
You would pay the following expenses on a $25,000 Class I-2 Shares investment, assuming a 5% annual return:	[ ]	[ ]	[ ]	[ ]

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and C-SPEF’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by C-SPEF.

The Fund

C-SPEF is a newly organized Delaware statutory trust formed on March 1, 2023 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. C-SPEF has no operating history. C-SPEF’s term is perpetual unless C-SPEF is otherwise terminated under the terms of the Declaration of Trust.

Simultaneously with the Commencement of Operations, the Predecessor Fund reorganized with and transferred substantially all its assets into C-SPEF. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of C-SPEF. C-SPEF and the Predecessor Fund shared the same investment adviser and portfolio management team. As a result of the reorganization with the Predecessor Fund, C-SPEF’s only assets at the Commencement of Operations were (i) [ ](the “Predecessor Fund Investments”). As of [ ], 2023, the value of the Predecessor Fund Investments was $[ ].

Investment advisory services are provided to C-SPEF by the Adviser pursuant to the Advisory Agreement. Responsibility for monitoring and overseeing C-SPEF’s investment program and its management and operation is vested in the Board.

Additional information about C-SPEF’s investments will be available in C-SPEF’s Annual and Semi-Annual Reports when they are prepared.

Use of Proceeds

The proceeds from the sale of Shares of C-SPEF, not including the amount of C-SPEF’s fees and expenses (including, without limitation, offering expenses), will be invested by C-SPEF in accordance with C-SPEF’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. C-SPEF anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally certain Private Equity Investments, due to the nature of those investments. Such proceeds will be invested together with any interest earned in C-SPEF’s account with C-SPEF’s custodian. See “Purchasing Shares.” Delays in investing C-SPEF’s assets may occur (i) because of the time typically required to complete transactions in Private Equity Investments (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by C-SPEF. Accordingly, during these periods of delay, C-SPEF may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to C-SPEF’s investment objective and policies, C-SPEF may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, money market instruments, cash and/or cash equivalents. In addition, C-SPEF may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. C-SPEF may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which C-SPEF’s assets are not able to be substantially invested in accordance with its investment strategies.

Investment Objective and Strategy

C-SPEF’s investment objective is to seek to provide long-term capital appreciation.

In pursuing its investment objective, C-SPEF intends to invest primarily in an actively managed portfolio of Private Equity Investments. C-SPEF’s investment exposure to these strategies is implemented via a variety of investment types that include Portfolio Funds; Direct Investments; and (iii) Co-Investments. C-SPEF’s investments will primarily be acquired through Secondary Investments; and may also be made through Primary Investments. Direct Investments may be effected directly or through investment vehicles created or operated to facilitate such investments. C-SPEF and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that C-SPEF’s investment objective will be achieved or that C-SPEF’s investment program will be successful.

Under normal circumstances, C-SPEF invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Equity Investments, including: (i) Portfolio Funds, (ii) Direct Investments and (iii) Co-Investments. This policy may be changed by C-SPEF’s Board, upon 60 days’ prior written notice to Shareholders. This test is applied at the time of investment; later percentage changes caused by a change in the value of C-SPEF’s assets, including as a result in the change in the value of C-SPEF’s investments or due to the issuance or redemption of Shares, will not require C-SPEF to dispose of an investment.

C-SPEF may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries.

The Adviser manages C-SPEF’s asset allocation and private equity investment decisions with a view towards managing liquidity and maintaining a high level of investment in private markets. C-SPEF’s asset allocation and amount of Private Equity Investments may be based, in part, on anticipated future distributions from Private Equity Investments. The Adviser may also take other anticipated cash flows into account, such as those relating to new subscriptions into C-SPEF, the repurchase of Shares through periodic tenders by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser.

C-SPEF may establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by Portfolio Funds, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that C-SPEF will be able to enter into a credit line or that it will be able to repay in a timely fashion any borrowings under such credit line, which may result in C-SPEF incurring leverage on its portfolio investments from time to time. C-SPEF is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Board may modify the borrowing policies of C-SPEF, including the purposes for which borrowings may be made, and the length of time that C-SPEF may hold portfolio securities purchased with borrowed money. The rights of any lenders to C-SPEF to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of C-SPEF. C-SPEF also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of C-SPEF’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

C-SPEF may also invest in debt issued by private companies. To manage the liquidity of its investment portfolio, C-SPEF also invests a portion of its assets in a portfolio of Liquid Assets. To enhance C-SPEF’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, C-SPEF may sell certain of its assets. C-SPEF seeks to hold an amount of Liquid Assets and other liquid investments consistent with prudent liquidity management. During normal market conditions, it is generally not expected that C-SPEF will hold more than 20% of its net assets in Liquid Assets for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, C-SPEF may hold a substantially higher amount of Liquid Assets and other liquid investments.

C-SPEF may make investments directly or indirectly through one or more wholly-owned Subsidiaries. C-SPEF may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to C-SPEF’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by C-SPEF. The financial statements of each Subsidiary will be consolidated with those of C-SPEF.

If C-SPEF uses one or more Subsidiaries to make investments they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, C-SPEF will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries are wholly owned, they have the same investment strategies as C-SPEF. In addition, the Subsidiaries are consolidated subsidiaries of C-SPEF and C-SPEF complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser serves as investment adviser to each Subsidiary. The Subsidiaries comply with the provisions relating to affiliated transactions and custody of the 1940 Act. [ ] serves as the custodian to the Subsidiaries. C-SPEF does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by C-SPEF.

Investment Strategies

C-SPEF is intended to provide Shareholders with exposure to Private Equity Investments that would otherwise only be available to qualifying institutional or other investors with access to private funds. In pursuing C-SPEF’s investment objective, the Adviser will seek to make Secondary Investments and Primary Investments that represent a broad spectrum of types of private equity and/or other private asset opportunities (e.g., buyouts, growth investments and special situations)) and vintage years (i.e., the year in which a Portfolio Fund begins investing).

Identifying and gaining access to suitable investments and building an appropriately diversified portfolio are critical elements to consistently realizing the return enhancing benefits of private equity. The Adviser seeks to partner with private equity sponsors that the Adviser believes have the ability to achieve top quartile returns on their investments. Performance of private equity investments has been correlated with factors such as an investment team’s level of access to investment opportunities, strength of relationships with entrepreneurs and management teams, and first-hand operating experience in building and strengthening businesses. The Adviser believes that the dispersion of private equity returns will be as great as in the past, making investment selection and access to managers that have performed strongly all the more critical.

The Adviser will seek to construct a portfolio diversified by global geography, manager, vintage year exposure, and industry sector. In the view of the Adviser, it is critical that an investor partner with a team that has long standing relationships with successful sponsors, a due diligence process to identify successful or promising emerging managers, and the selectivity and discipline to rule out those groups that fail or cease to be successful. The Adviser seeks to add value to private equity funds in a variety of ways, including acting as lead investor in the negotiation of terms and conditions, serving on advisory boards, and maintaining a dialogue with fund sponsors regarding their strategies and investment decisions. This value added approach is intended to align the interests of C-SPEF with those of underlying fund sponsors and managers, to encourage such sponsors and managers to engage in early discussions with the Adviser about new fund raising activities, and, importantly, to generate investment opportunities for Secondary Investments. In addition, the Adviser will utilize bottom-up due diligence processes to evaluate each investment, including, but not limited to, conversations with the sponsor, detailed historical track record evaluation, peer and investor references, and other quantitative and qualitative analyses, as available.

While this Prospectus contains generalized discussions about the Adviser’s current expectations with respect to the make-up of the portfolio of C-SPEF, many factors may contribute to changes in emphasis in the construction of the portfolio, including changes in market or economic conditions or regulations as they affect various industries and sectors and changes in the political or social situations in particular jurisdictions. The Adviser may modify the implementation of C-SPEF’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel, or as the Adviser otherwise deems appropriate.

Private Equity

Encompasses buyout and growth investments that provide equity capital to private companies in support of business growth strategies or fundamental value creation and strategic business improvement. Buyout and growth investments may provide equity capital for acquisition transactions (including management buyouts, management buy-ins, leveraged buyouts and consolidations), refinancings and recapitalizations; or provide equity capital to financially or operationally troubled companies. Buyout and growth transactions may involve existing private businesses, “non-core” divisions of larger companies or divisional spin-outs, public companies that are being taken private, operationally or financially distressed turnarounds, and strategic restructurings. C-SPEF’s private equity investments are expected to include a significant allocation to investments in smaller and mid-market transactions.

Special Situations/Other Private Assets

A broad range of investments including private debt instruments, infrastructure investments and distressed debt/turnarounds make up a portion of the private equity market. C-SPEF’s special situations investments may include senior and/or subordinated debt which is secured and/or unsecured and, potentially as a component of the transaction, preferred or common equity, warrants and other securities offered in connection with such debt. The value drivers and cash flow characteristics of these funds are frequently distinct from those of other private equity investments, complementing a buyout and growth equity portfolio.

Types of Portfolio Investments

C-SPEF’s investment exposure to the strategies described above is expected to be implemented primarily through Secondary Investments and may include to a lesser extent Primary Investments, including Co-Investments. C-SPEF’s allocation among these types of investments may vary from time to time, especially during C-SPEF’s initial period of investment operations.

Secondary Investments

The Adviser’s objectives in completing Secondary Investments will be to (i) achieve attractive risk-adjusted returns, (ii) generate liquidity sooner than Primary Investment, and (iii) mitigate certain risks associated with investing in ‘blind pools’, as the Adviser will typically have certain information relating to all or a portion of the underlying portfolio or company at the time it commits to a Secondary Investment. The Adviser’s approach to making Secondary Investments is to proactively source opportunities from its network of fund sponsors, investors and intermediaries, but only select those investments where the Adviser has a high degree of conviction that they will provide a return consistent with C-SPEF’s investment objective.

Co-Investments and Direct Investments

The Adviser seeks to identify Co-Investments and Direct Investments that it believes could provide attractive risk-adjusted returns. The Adviser is flexible in its approach, actively searching for Co-Investments and Direct Investments across a number of potential sources. In structuring these investments, the Adviser’s objectives will include (i) achieving sufficient alignment of interests between the Adviser, other shareholders and management and (ii) protecting the Fund’s rights as a minority investor.

The Adviser intends to use its, and Coller Capital’s, experience and relationships with sponsors of investment funds, private equity companies, existing investors in such companies, current and former employees of such companies, and Coller Capital’s global network to generate Co-Investments and Direct Investments opportunities. Through relationships with private equity sponsors as well as its extensive due diligence of underlying portfolio companies and other assets, discussed in detail below, the Adviser will seek to select investments that it believes will provide attractive risk-adjusted rates of return. The Adviser will seek to secure Direct Investments opportunities from, and Co-Investments opportunities for C-SPEF alongside, vehicles managed by third-party sponsors through the Adviser’s market research and relationships.

The Adviser will seek to develop investment opportunities using its detailed knowledge of many private equity funds, as well as its relationships with sponsors, company executives and direct discussions with target companies. Coller Capital and its affiliates, including the Adviser, have developed strong reputations as a result of a combination of factors, including their industry knowledge, the immediate availability of capital, their ability to perform due diligence and make a positive or negative investment decision in a timely fashion, and their ongoing involvement with fund sponsors and managers. In addition to providing a source of Investment opportunities, the Adviser’s and its affiliates’ extensive portfolios of investments in private equity funds and global network of business relationships afford the Adviser key information in assessing the value of private equity investments.

Primary Investments

Identifying and gaining access to suitable private equity sponsors and building an appropriately diversified portfolio are essential elements to generating attractive investment returns ..

The Adviser may also make primary fund investments where a fund has already invested and/or reserved for investment a significant portion of its capital (“seasoned primary fund investments”). The selection process for seasoned primary fund investments combines the Adviser’s process for secondary fund investments with the Adviser’s primary fund due diligence process.

Portfolio Due Diligence

The Adviser uses a range of resources to identify and source the availability of promising Private Equity Investments. The Adviser’s investment approach is based on the extensive research conducted by research professionals.

Secondary Investments. In each Secondary Investment opportunity, the Adviser analyzes and assesses the relevant portfolio of companies or other asset(s), and reviews the relevant fund sponsor or sponsors and or management team to assess their ability to successfully invest uncommitted capital and/or build value with the existing investment(s) and/or asset(s). The Adviser’s deal team(s) creates a self-developed financial model that employs discounted cash flow method, comparable company and comparable transaction analyses for key companies or assets (as applicable), and will analyze their capital structures, financial covenants and cash flows, as well as the unfunded commitments, overlay fees, terms and conditions associated with the investment. The Adviser seeks to “stress test” the fund sponsor’s and/or manager’s assumptions for future value and exit strategy and may assess the capability of a company’s management team together with their value creation strategy. The Adviser will seek to develop its analysis of Secondary Investments using its detailed knowledge of many private equity funds, as well as its relationships with sponsors and intermediaries. In addition to providing a source of investment opportunities, the Adviser’s extensive portfolios of investments in Portfolio Funds and business relationships with partnership sponsors are expected to afford the Adviser key information in assessing the value of Secondary Investments on behalf of C-SPEF.

Co-Investments and Direct Investments. Throughout the due diligence process, the Adviser and Coller Capital will consult with both internal and external resources to seek to develop a comprehensive understanding of an investment. With respect to underlying portfolio companies and other assets, due diligence is conducted on the existing or potential client base to analyze revenue projections and the perceived value of the service or goods. Reference checks are often performed on key management personnel from customers, suppliers, competitors and members of the investment community. The Adviser leverages Coller Capital’s global resources as well as the research and analysis performed by the sponsor of a transaction to develop an understanding of key aspects of the company including market analysis, company operations, labor resources, facilities, equipment, and asset base, customers, capital structure and expected sources and uses of proceeds and, where applicable, sponsoring firm and individual lead partner’s experience/track record in company’s sector.

Primary Investments. For primary fund investments, the Adviser’s due diligence may include meeting with management and investment teams and conducting analysis of a fund’s investment process, past transactions (including, where appropriate, visits to portfolio companies) and the overall industry segment. Through this process, the Adviser seeks to acquire an understanding of the investment philosophy of the fund sponsor, the discipline with which the philosophy is implemented, and the dynamics of the sponsor’s organization in order to evaluate the sponsor’s ability to generate sustainable deal flow and attractive risk-adjusted returns. Specific factors reviewed where appropriate may include the background of key individuals, market standing of sponsor, deal flow, performance track record, and investment strategy. Additionally, the Adviser also examines general factors which have the potential to affect private equity investments, such as economic environment, political environment, cultural/social issues, legal/regulatory system, taxes, and financial markets.

Liquid Assets

C-SPEF intends to invest a portion of its assets in a portfolio of Liquid Assets. C-SPEF may invest in investment grade fixed-income securities as well as below investment grade fixed-income securities that are expected to focus on floating rate senior secured loans issued by U.S. and foreign corporations, partnerships and other business entities, including private equity backed companies. C-SPEF considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

ESG Integration

While secondaries investing by its nature is at least one step removed from the operations of underlying portfolio companies, Coller Capital seeks to use its influence with asset managers to encourage best environmental, social and governance (“ESG”) practices wherever possible.

As part of its investment process, for certain of C-SPEF’s investments, the Adviser incorporates financially material ESG factors amongst other factors in its investment decisions with the goals of managing risk and assessing the attractiveness of the opportunity. ESG integration does not change C-SPEF’s investment objective, exclude specific types of companies or investments or constrain C-SPEF’s investable universe. The Adviser’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by C-SPEF while C-SPEF may divest or not invest in investments that may be positively impacted by such factors.

There can be no assurance that C-SPEF will be able to implement its investment strategy or achieve its investment objective

Coller Capital and Adviser History and Experience

The Adviser, an indirect wholly owned subsidiary of CICAP, the parent company of the Coller Capital group, leverages Coller Capital’s global investment platform, investment expertise and professionals and deep, long-standing counterparty relationships in its capacity as investment adviser for C-SPEF. The Adviser believes C-SPEF presents investors with an attractive and differentiated investment proposition based on the following characteristics and capabilities of Coller Capital’s global investment platform and organization:

•	30+ year track record of strong and consistent investment performance across economic cycles – Coller Capital has been a wholly dedicated secondary player since 1990, producing consistently strong investment returns across several market cycles.
•	A global investment platform, with broad-based origination, investment expertise and execution speed – Coller Capital has a global team of [ ] people working from five offices in London, New York, Hong Kong, Beijing and Seoul. This includes [ ] investment professionals dedicated to originating and completing transactions in the secondary market. Origination and investment expertise are broadly spread across the team. Coller Capital’s investment team comprises a broad range of different nationalities, providing it with locally expert private markets secondary specialists across many geographies. The Adviser sees several powerful advantages in leveraging the diversity of the Coller Capital investment platform: relationships with prospective counterparties and intermediaries globally; deep coverage of local markets; an appreciation of the cultural differences and market practices in cross-border transactions; and a wide variety of skills, experience and perspectives.
•	Deep, long-standing counterparty relationships – For many years, Coller Capital has used its large, global team to forge strong, lasting relationships all over the globe. These relationships not only provide many opportunities for less competitive transactions, but they also continue to result in serial transactions with asset management teams worldwide.
•	A market-leading ability to deliver liquidity solutions for large, challenging and/or complex situations – In Coller Capital’s experience, there is typically a direct relationship between the difficulty counterparties face in finding a workable liquidity solution and their willingness to be flexible on pricing and term. Coller Capital has therefore developed the ability to craft liquidity solutions in even the most challenging situations.

•	Strength and experience across all types of Secondary Investments – The market for secondaries has continued to grow and diversify, as a widening range of investors – both Limited and General Partners – have sponsored transactions and the array of transaction/asset types has also evolved. While secondaries sponsored by Limited Partners (“LP-led secondaries”) have traditionally represented the largest part of the secondaries market, secondary transactions sponsored by General Partners (“GP-led secondaries”) have grown significantly in volume over the last five years. As a pioneer of private markets secondary investments with more than 30 years of experience, Coller Capital has developed deep expertise across a broad array of Secondary Investments including LP-led, GP-led and Direct Investments.
•	Consistently strong returns – Since its founding in 1990, Coller Capital has generated consistently strong returns for investors across economic cycles and in different market conditions. Coller Capital has achieved this through:

Proactive origination of opportunities with alpha potential

•	Coller Capital originates and executes secondary transactions from across the secondary market – from limited partnership interests to portfolios of direct holdings in private companies and other assets – providing investors with exposure to diversified portfolios of predominantly illiquid assets.
•	The Adviser seeks to continue to build on Coller Capital’s strengths – one of the most established brands in the secondary market built over three decades; a truly global platform; a broad and deep pool of talent; an innovative, entrepreneurial culture; and a disciplined investment process with dedicated risk-management and execution capabilities. The Adviser believes these abilities allow Coller Capital to be a market leader in sourcing, analyzing and executing Secondary Investments. .
•	The Adviser’s preference is to utilize Coller Capital’s large investment team and long-standing relationships for origination of less competitive transactions. However, Coller Capital’s size, track record, and reputation mean that it also sees a large proportion of the market’s intermediary-driven transactions. C-SPEF invests selectively in such opportunities, preferring to buy where there is a specific fit within its existing portfolio and avoiding situations with a large number of competing buyers.
•	These opportunities are typically with counterparties that have strategic imperatives or other strong motivations to transact, but which face meaningful challenges in achieving solutions. The challenges facing them can come in many forms: tax; legal; accounting; regulatory; structural. Sometimes there are multiple sets of interests to align; or highly disparate asset pools; or constraints on timetables or resources – each situation is different.

•	The Adviser focuses on creating what it believes are highly customized solutions to meet complex sets of challenges, rather than competing in the more commoditized segment of the market. Often, such solutions dissolve layers of complexity. Sometimes they provide comprehensive rather than partial solutions or represent innovative ways to meet strategic challenges – in other words, they seek to add significant non-financial value for counterparties.
•	The Adviser executes this origination strategy by leveraging Coller Capital’s secondary investment professionals. This not only allows the Adviser to analyze a large number of potential investments, but also permits the investment team to be working on multiple opportunities simultaneously, whilst resourcing complex transactions appropriately which are more resource intensive. The overall result of this approach allows the Adviser to maintain selectivity and reduce the opportunity cost of rejecting an investment at Investment Committee.

Selective investing and careful underwriting

•	Coller Capital has been refining its underwriting approach for over 30 years, having an extensive track record in LP-led, GP-led and Direct Investments transactions. While the primary focus of C-SPEF will be on LP-led Secondary Investments, the Adviser believes Coller Capital’s depth of experience across the spectrum of secondary transactions provides it with the flexibility to take advantage selectively of a broader range of opportunities that present themselves in the current secondary market.
•	The Adviser prides itself on the depth and quality of the diligence undertaken for any single investment opportunity, with rigorous challenge formally included as a step in the Investment Committee process. The approach to underwriting of investments varies based on their risk and profile, with further details provided below:

LP-led transactions

•	The Adviser leverages Coller Capital’s extensive proprietary database. Coller Capital has invested directly or indirectly in nearly 2,000 funds over the last 30 years. It also leverages external data bases which cover, high level, over 50,000 funds.
•	For funds not covered by Coller Capital’s extensive database, further diligence is performed, including GP assessments, bottom-up company level diligence (for larger exposures) and sector risk assessments. The overall diligence process is supported by the Adviser’s in-house data science team. They provide analytical insights to the investment team to further enhance due diligence and decision-making capabilities. Key deliverables in the data science function include a library of statistical and machine learning tools for the screening and analysis of new investment opportunities. Through proprietary algorithms the data science team are able to simulate the expected performance of portfolios based upon the historical performance characteristics of private equity funds and macro factors. This analysis supports the bottom-up approach undertaken by the investment team members.

GP-led / Direct transactions

•	For GP-led and Direct Investments transactions, the diligence involves granular and bottom-up analysis, more akin to that undertaken for buyouts, although higher level. The Adviser analyses underlying companies within a portfolio, incorporating a wide range of factors in its valuation, including financial performance, capital structure and sector trends. While the existing general partner is used as a base source of information for commencing the assessment, the Adviser also makes extensive use of: (i) third party references (such as other investors in portfolio companies); (ii) discussions with the portfolio company management; (iii) comparisons with industry competitors; (iv) external data sources and experts; and (v) Coller Capital’s extensive database of information pertaining to private companies globally.

Dynamic portfolio construction for optimal diversification

•	The CIO Office of Coller Capital, is responsible for proposing C-SPEF’s strategic and portfolio construction priorities to the Adviser’s strategic investment committee (the “Strategic Investment Committee”). The Strategic

Investment Committee meets on a quarterly basis, or ad hoc as required, to approve the risk-return framework for different types of investments, which forms the backbone of the investment strategy recommended to the Investment Committee (as defined below). The Strategic Investment Committee takes into account the existing portfolio composition (asset diversification, company geography, company sector, currency, etc.) and current macroeconomic and market conditions. The Adviser sources and evaluates a broad range of secondary investment opportunities, varying greatly by geography, industry sector, asset maturity, investment strategy, vintage, currency, and complexity. The risk profile of each investment opportunity is assessed, and the potential investment is then priced, according to C-SPEF’s risk-return framework and C-SPEF’s portfolio construction priorities at the time. Coller Capital has a suite of statistical models which assist in the pricing of opportunities, including a portfolio risk framework (the “Portfolio Risk Framework”), which applies premia to the baseline risk-return framework based on concentration, correlation, strategy and region exposures. Each individual investment is reviewed through the lens of C-SPEF’s portfolio and its fit and pricing assessed accordingly. The Adviser believes this approach ensures that the portfolio is comprised of complementary assets whilst aiming to minimize risk to the overall return of C-SPEF through managing asset correlation and concentration. Responsiveness to market dynamics, differences in relative value and changing risk parameters require a flexible approach to portfolio construction. This in turn maximizes C-SPEF’s investment opportunities, exploits divergent conditions in different areas of the market, and aids sound risk management.

Risks

AN INVESTMENT IN C-SPEF INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY ACCREDITED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN C-SPEF. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS PRIOR TO INVESTING IN C-SPEF.

Investment in C-SPEF is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in C-SPEF should consult their professional advisers to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in C-SPEF in light of their own circumstances and financial condition.

C-SPEF’s investment program is speculative and entails substantial risks. In considering participation in C-SPEF, prospective investors should be aware of certain risk factors, which include the following:

General Risks of Investing in C-SPEF

General Investment Risks

There is no assurance that the investments held by C-SPEF will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that C-SPEF will achieve its investment objective. An investment in C-SPEF is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for C-SPEF will be achieved.

Market and Economic Risk

Investments made by C-SPEF may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of C-SPEF’s investments and reduce the ability of C-SPEF to make new investments.

Lack of Operating History

C-SPEF is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the Adviser who will be active in managing C-SPEF’s investments have substantial experience in Private Equity Investments, C-SPEF was recently formed, does not yet have any operating history and has not made any investments.

Conflicts of Interests

An investment in C-SPEF is subject to a number of actual or potential conflicts of interests. For example, the Adviser provides services to C-SPEF for which C-SPEF compensates it. As a result, the Adviser has an incentive to enter into arrangements with C-SPEF, and faces conflicts of interests when balancing that incentive against the best interests of C-SPEF. The Adviser and/or its affiliates also face conflicts of interests in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of C-SPEF. In addition, affiliates of the Adviser provide a broad range of services and products to their clients. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict C-SPEF and/or benefit these affiliates and may result in C-SPEF forgoing certain investments that it would otherwise make. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for C-SPEF. See “Conflicts of Interests” below.

The Board May Change C-SPEF’s Investment Objective and Strategies Without Shareholder Approval

The Board will have the authority to modify or waive certain of C-SPEF’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). C-SPEF cannot predict the effects that any changes to its current operating policies and strategies would have on C-SPEF’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect C-SPEF’s business and impact its ability to make distributions.

Management Risk

C-SPEF is subject to management risk because it is an actively managed investment portfolio. C-SPEF’s ability to achieve its investment objective depends upon the Adviser’s skill in determining C-SPEF’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for C-SPEF, but there can be no guarantee that these will produce the desired results. C-SPEF may be subject to a relatively high level of management risk because C-SPEF invests in Private Equity Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. C-SPEF’s allocation of its investments across Portfolio Funds, Co-Investments, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in C-SPEF, as well as the overall risk profile of C-SPEF’s portfolio, may vary over time. It is possible that C-SPEF will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel

C-SPEF does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser and its affiliates currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage C-SPEF’s investments. The Adviser will evaluate, negotiate, structure, close and monitor C-SPEF’s investments in accordance with the terms of the Investment Advisory Agreement. C-SPEF’s future success will depend to a significant extent on the continued service and coordination of the senior investment professionals. The departure of any key personnel, including the Investment Committee members, portfolio managers, or of a significant number of the investment professionals of the Adviser, could have a material adverse effect on C-SPEF’s business, financial condition or results of operations. C-SPEF can offer no assurance that the investment professionals, resources, relationships and expertise of Coller Capital will be available for every transaction.

In addition, C-SPEF cannot assure investors that the Adviser will remain C-SPEF’s investment adviser. C-SPEF may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on C-SPEF’s financial conditions, results of operations and cash flow.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares

C-SPEF is designed primarily for long-term investors. An investment in C-SPEF, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and C-SPEF does not expect any secondary market to develop for the Shares in the foreseeable future. C-SPEF’s Private Equity Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and C-SPEF should not be treated as a trading vehicle.

Risks related to Repurchases of Shares

Although the Board may, in its sole discretion, cause C-SPEF to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of no more than 5% of C-SPEF’s net assets. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that C-SPEF may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of C-SPEF investments or if the Shareholders request C-SPEF to repurchase more Shares than C-SPEF is then offering to repurchase. In addition, substantial requests for C-SPEF to repurchase Shares could require C-SPEF to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that C-SPEF will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. The Adviser currently expects to recommend to the Board that C-SPEF conducts its first repurchase offer following the [third full quarter of Fund operations] (or such earlier or later date as the Board may determine).

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from C-SPEF. Shareholders whose Shares are accepted for repurchase bear the risk that C-SPEF’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that C-SPEF repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by C-SPEF for purposes of effecting such repurchases. See “Repurchase of Shares.”

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in C-SPEF is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of C-SPEF. Additionally, because Shares are not listed on any securities exchange, C-SPEF is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of 1940 Act.

Distributions in Kind

C-SPEF generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. See “Repurchases of Shares—Periodic Repurchases.” However, there can be no assurance that C-SPEF will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. C-SPEF has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on C-SPEF. For example, it is possible that C-SPEF may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of C-SPEF, which may include a distribution in kind to Shareholders. In the event that C-SPEF makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

Confidential Information

C-SPEF will likely have access to or acquire confidential or material non-public information relating to its investments. C-SPEF will likely limit the information reported to its investors with respect to such investments. The Adviser may from time to time come into possession of information about certain markets and investments, some of which is material, non-public or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s ability to dispose of or retain or increase interests in investments held by C-SPEF or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material.

Restrictions on Transfers

Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to C-SPEF of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by C-SPEF with respect to investor eligibility and suitability.

Non-Diversified Status

C-SPEF is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like C-SPEF, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon C-SPEF.

Valuation Risk

C-SPEF is subject to valuation risk, which is the risk that one or more of the securities in which C-SPEF invests are valued at prices that C-SPEF is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of C-SPEF’s assets are expected to consist of Portfolio Funds and Co-Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by C-SPEF at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to C-SPEF. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that C-SPEF might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The value at which C-SPEF’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by C-SPEF. In addition, the timing of liquidations may also affect the values obtained on liquidation. C-SPEF will invest a significant amount of its assets in Private Equity Investments for which no public market exists. There can be no guarantee that C-SPEF’s investments could ultimately be realized at C-SPEF’s valuation of such investments. In addition, C-SPEF’s compliance with the asset diversification tests under the Code depends on the fair market values of C-SPEF’s assets, and, accordingly, a challenge to the valuations ascribed by C-SPEF could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

C-SPEF’s net asset value is a critical component in several operational matters including computation of the Advisory Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of C-SPEF’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in C-SPEF. It is expected that C-SPEF will accept purchases of Shares as of the first business day of each month. The number of Shares a Shareholder will receive will be based on C-SPEF’s most recent net asset value, which will be calculated for the last business day of the preceding month (i.e., one business day prior to date on which C-SPEF will accept purchases). For more information regarding C-SPEF’s subscription process, see “Purchasing Shares.”

The Adviser generally expects to receive information for C-SPEF’s investments in Private Equity Investments, including Portfolio Funds, Direct Investments and Co-Investments, on which it will base C-SPEF’s net asset value only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, C-SPEF’s net asset value for periods other than calendar quarter end will likely be based on information from the prior quarter. C-SPEF may need to liquidate certain investments, including its investments in Private Equity Investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of C-SPEF’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of C-SPEF’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of C-SPEF’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of C-SPEF’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding C-SPEF’s calculation of its net asset value, see “Net Asset Valuation.”

Amounts and Frequency of Distributions

The amounts of distributions that C-SPEF may pay are uncertain. C-SPEF expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, C-SPEF cannot assure Shareholders that C-SPEF will achieve investment results that will allow C-SPEF to make a specified level of cash distributions or year-to-year increases in cash distributions. C-SPEF’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on C-SPEF’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Effect of Additional Subscriptions

C-SPEF intends to accept additional subscriptions for Shares, and such subscriptions will dilute the voting interests of existing Shareholders in C-SPEF. Additional subscriptions will also dilute the indirect interests of existing Shareholders in C-SPEF investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in C-SPEF if subsequent Fund investments underperform the prior investments.

Access to Investor Data

The Adviser, the auditors, the custodian and the other service providers to C-SPEF may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s subscription documents and arising from a Shareholder’s business relationship with C-SPEF and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by C-SPEF’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

Allocation of Investment Opportunities

The Adviser and its affiliates are investment advisers to various clients for whom they make Private Equity Investments of the same type as C-SPEF. The Adviser and its affiliates also may agree to act as investment adviser to additional clients that make Private Equity Investments of the same type as C-SPEF. In addition, the Adviser will be permitted to organize other pooled investment vehicles with principal investment objectives similar to, or different from, those of C-SPEF. It is possible that a particular investment opportunity would be a suitable investment for C-SPEF and such clients or pooled investment vehicles.

The Adviser and C-SPEF have applied for an exemptive order from the SEC, which, if granted, would expand C-SPEF’s ability to co-invest alongside the Adviser’s affiliates in privately negotiated transactions. If granted, subject to the conditions specified in the exemptive order, C-SPEF is expected to be permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. If investment opportunities are allocated among C-SPEF and Other Managed Funds (as defined below), C-SPEF may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, C-SPEF is not generally permitted to co-invest in any issuer in which a fund managed by Coller Capital or any of its downstream affiliates (other than C-SPEF and its downstream affiliates) currently has an investment. However, C-SPEF may co-invest with funds managed by Coller Capital or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations, any exemptive relief and its allocation procedures and oversight by Coller Capital’s Allocations Committee, Global Investment Committee and CIO Office and the Adviser’s and Coller Capital’s legal and compliance functions. See “Conflicts of Interests” below.

Risks of Investing in Private Equity Investments

Risks of Private Equity Strategies

C-SPEF’s investment portfolio will include exposure to private companies for which operating results in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Private Equity Investment Risks. Private equity transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout and growth investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Risks Associated with Private Company Investments; Direct Investments

Private companies are generally not subject to reporting requirements of the SEC or other securities regulators, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which C-SPEF invests. There is risk that C-SPEF may invest on the basis of incomplete or inaccurate information, which may adversely affect C-SPEF’s investment performance. Private companies in which C-SPEF may invest, including Direct Investments, may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies, including Direct Investments, are through restricted securities that are not traded in public markets and subject to substantial holding periods, so that C-SPEF may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that C-SPEF will be able to realize the value of private company investments in a timely manner.

Risks of Private Equity Investments

Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.

Companies in which C-SPEF may invest, either directly or through Portfolio Funds, may face significant fluctuations in operating results, may need to engage in acquisitions or divestitures of assets in order to compete successfully or survive financially, may be operating at a loss, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital (which may be difficult to raise) to support their operations, to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition.

Companies in C-SPEF may invest, either directly or through Portfolio Funds, may be highly leveraged and, as a consequence, subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. As a result, these companies may lack the flexibility to respond to changing business and economic conditions, or to take advantage of business opportunities.

Companies in which C-SPEF may invest, either directly or through Portfolio Funds, may face intense competition, including competition from companies with far greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

Competition for Access to Private Equity Investments Opportunities

The Adviser and its affiliates seek to maintain excellent relationships with Portfolio Fund Managers with which they have previously invested. However, because of the number of investors seeking to gain access to the top performing investment funds, direct investments, and other vehicles through secondary transactions, there can be no assurance that the Adviser will be able to secure interests on behalf of C-SPEF in all of the investment opportunities that it identifies for C-SPEF, or that the size of the interests available to C-SPEF will be as large as the Adviser would desire. Moreover, as a registered investment company, C-SPEF will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Portfolio Fund Managers and certain private companies may view such filings as contrary to their business interests and deny access to C-SPEF; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, C-SPEF may not be invested in certain Co-Investments or Portfolio Funds that are held by other unregistered funds or accounts managed by the Adviser or its affiliates, even though those investments would be consistent with C-SPEF’s investment objective.

The Adviser will not cause C-SPEF to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless C-SPEF has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. Once the Adviser and C-SPEF receive an exemptive order from the SEC to engage in certain privately negotiated investments, the order will expand C-SPEF’s ability to co-invest alongside its affiliates. However, the exemptive order will contain certain conditions that may limit or restrict C-SPEF’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

Portfolio Fund Risks

C-SPEF’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Portfolio Funds in which C-SPEF invests may have only limited operating histories. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including C-SPEF. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. A Portfolio Fund Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Portfolio Fund Manager’s compensation. The Adviser will review and perform due diligence on the valuation procedures used by each Portfolio Fund Manager and monitor the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.

C-SPEF will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by C-SPEF to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if C-SPEF’s overall returns are negative.

Moreover, a Shareholder in C-SPEF will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of C-SPEF. Thus, a Shareholder in C-SPEF may be subject to higher operating expenses than if the Shareholder invested in the Portfolio Funds directly. In addition, because of the deduction of the fees payable by C-SPEF to the Adviser and other expenses payable directly by C-SPEF from amounts distributed to C-SPEF by the Portfolio Funds, the returns to a Shareholder in C-SPEF will be lower than the returns to a direct investor in the Portfolio Funds. Fees and expenses of C-SPEF and the Portfolio Funds will generally be paid regardless of whether C-SPEF or Portfolio Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of C-SPEF by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, particularly as a secondary investment, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Portfolio Funds.

There is a risk that C-SPEF may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. The Adviser also may refrain from including a Portfolio Fund in C-SPEF’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for C-SPEF if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of C-SPEF to enter into unfunded commitment agreements, such as a capital commitment to a Portfolio Fund or as part of a Co-Investment. In addition, C-SPEF’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause C-SPEF to invest in different Portfolio Funds or Co-Investments than other clients of the Adviser.

If C-SPEF fails to satisfy any capital call by a Portfolio Fund in a timely manner, it will typically be subject to significant penalties, including the complete forfeiture of C-SPEF’s investment in the Portfolio Fund. Any failure by C-SPEF to make timely capital contributions may impair the ability of C-SPEF to pursue its investment program, cause C-SPEF to be subject to certain penalties from the Portfolio Funds or otherwise impair the value of C-SPEF’s investments.

The governing documents of a Portfolio Fund generally are expected to include provisions that would enable the fund sponsor, the manager, or a majority in interest (or higher percentage) of a Portfolio Fund’s limited partners or members, under certain circumstances, to terminate the Portfolio Fund prior to the end of its stated term. Early termination of a Portfolio Fund in which C-SPEF is invested may result in C-SPEF having distributed to it a portfolio of immature and illiquid securities, or C-SPEF’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of C-SPEF.

Although C-SPEF will be an investor in a Portfolio Fund, Shareholders will not themselves be equity holders of that Portfolio Fund and will not be entitled to enforce any rights directly against the Portfolio Fund or the Portfolio Fund Manager or assert claims directly against any Portfolio Funds, the Portfolio Fund Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to C-SPEF as an investor in the Portfolio Funds. In addition, Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, C-SPEF, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by 1940 Act. Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act, in which case C-SPEF, as an investor in Portfolio Funds managed by such Portfolio Fund Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Undrawn commitments to Portfolio Funds generally are not immediately invested. Instead, committed amounts are drawn down by Portfolio Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Portfolio Fund’s drawdowns. During this period, investments made early in a Portfolio Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Portfolio Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Portfolio Fund. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Portfolio Funds. This may result in C-SPEF making commitments to Portfolio Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in C-SPEF at the time of such commitment (i.e., to “over-commit”). To the extent that C-SPEF engages in an “over-commitment” strategy, the risk associated with C-SPEF defaulting on a commitment to a Portfolio Fund will increase. C-SPEF will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Portfolio Funds.

Portfolio Funds’ Underlying Investments

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities, they will remain illiquid. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

A Portfolio Fund Manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus C-SPEF, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus C-SPEF, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Portfolio Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

C-SPEF will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Risks Associated with Secondary Investments

C-SPEF will make Secondary Investments. In such instances, C-SPEF generally will have to accept that it will hold a non-controlling interest and it is generally not expected that C-SPEF will have the opportunity to participate in structuring and/or negotiate the terms of the underlying interests being acquired, other than the purchase price, or other special rights or privileges, including the ability to determine the terms under which such investments will be made. There can be no assurance as to the number of Secondary Investments that will be presented to C-SPEF.

In addition, valuation of Secondary Investments may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Portfolio Funds may own securities. Moreover, the purchase price of such Portfolio Funds generally will be subject to negotiation with the sellers of the interests and there is no assurance that C-SPEF will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of C-SPEF will depend in large part on the acquisition price paid by C-SPEF for Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund.

There is significant competition for existing interests in Secondary Investments. Many institutional investors, including fund-of-funds entities, as well as existing investors of Portfolio Funds may seek to purchase interests in the same Portfolio Fund, Direct Investment or Co-Investment which C-SPEF may also seek to purchase. Over the past several years, an increasing number of investment funds that acquire interests in portfolio funds and co-investments through secondary transactions and other capital pools targeted at the secondaries sector have been formed, and additional capital will likely be directed at this sector in the future. Other investment funds and other institutions currently in existence or organized in the future may adopt C-SPEF’s strategy wholly or in part and compete with C-SPEF. Some of these funds and institutions may have greater access to investment opportunities and greater ability to complete investments than C-SPEF, or may have different return criteria than C-SPEF, any of which could afford them a competitive advantage. Higher valuations and increased liquidity and return of capital in the private equity investments market may result in fewer attractive investment opportunities being available for C-SPEF. Regulatory changes affecting large financial institutions and other potential sellers of investments in the market have been another important aspect of overall conditions in this market, and the future pace and direction of such changes may adversely impact the availability of opportunities to funds such as C-SPEF. While the market as a whole is widely expected to grow, competition from other market participants will limit the number, and possibly the range, of investment opportunities available to C-SPEF. In addition, increasing competition may have unfavorable implications for the pricing and other terms of potential investments. Although the Adviser and/or its affiliates have been successful in sourcing suitable investments in the past, C-SPEF may be unable to find a sufficient number of attractive opportunities to implement its investment strategy or achieve its investment objectives.

In addition, some Portfolio Fund Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Portfolio Fund Managers also may be partial to Portfolio Funds interests being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for C-SPEF. No assurance can be given that C-SPEF will be able to identify Secondary Investments that satisfy C-SPEF’s investment objective or, if C-SPEF is successful in identifying such interests, that C-SPEF will be permitted to acquire, or to acquire in the amounts desired, such Secondary Investments.

At times, C-SPEF may have the opportunity to acquire a portfolio of Portfolio Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Portfolio Fund interests may be less attractive than others, and certain of the Portfolio Fund Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for C-SPEF to carve out from such purchases those Portfolio Funds and/or Co-Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

In the cases where C-SPEF makes a Secondary Investment, C-SPEF may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, C-SPEF (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Portfolio Fund. While C-SPEF may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that C-SPEF would prevail on such claim.

Regulatory Changes Affecting Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact C-SPEF at any time. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Portfolio Funds to pursue their investment strategies. In recent years, market disruptions and the dramatic increase in capital allocated to alternative investment strategies have led to increased governmental, regulatory and self-regulatory scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and in non-U.S. jurisdictions. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Portfolio Funds; the Portfolio Fund Managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be. Any regulatory changes that adversely affect a Portfolio Fund’s ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund’s performance, and thus on C-SPEF’s performance.

In-Kind Distributions from Portfolio Funds

C-SPEF may receive in-kind distributions of securities from Portfolio Funds. There can be no assurance that securities distributed in kind by Portfolio Funds to C-SPEF will be readily marketable or saleable, and C-SPEF may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities.

Co-Investments Risks

C-SPEF’s investment portfolio will include Co-Investments. C-SPEF’s ability to realize a profit on such Co-Investments will be particularly reliant on the expertise of the lead investor in the transaction. Many entities compete with C-SPEF in pursuing Co-Investments. Accordingly, there can be no assurance that C-SPEF will be given Co-Investments opportunities, or that any specific Co-Investment offered to C-SPEF would be appropriate or attractive to C-SPEF in the Adviser’s judgment. The market for Co-Investments opportunities is competitive and may be limited, and the Co-Investments opportunities to which C-SPEF wishes to allocate assets may not be available at any given time. Competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than C-SPEF. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on C-SPEF. As a result of this competition and regulatory restrictions, C-SPEF may not be able to pursue attractive Co-Investments opportunities from time to time.

In addition, due diligence will be conducted on Co-Investments opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Co-Investments. C-SPEF generally will rely on the Portfolio

Fund Manager or sponsor offering such Co-Investments opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

C-SPEF’s ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for C-SPEF to sell such investment. Co-Investments may be heavily negotiated and, therefore, C-SPEF may incur additional legal and transaction costs in connection therewith.

Risks Associated with Direct Investing Alongside Other Parties

Direct investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors, including the possibilities that (i) another investor’s interests or the interests of the manager of the vehicle through which such investor is making a co-investment are inconsistent with those of C-SPEF or (ii) another investor or the manager of the vehicle through which such investor is making a co-investment may be able to take actions contrary to C-SPEF’s investment policies or may become bankrupt or otherwise default on its obligation.

In addition, in order to take advantage of Co-Investments opportunities as a co-investor, C-SPEF generally will have to accept that it will hold a non-controlling interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the private equity fund offering the Co-Investment, on a co-investor basis, to C-SPEF. In this event, C-SPEF would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and C-SPEF’s investment in it. C-SPEF may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

In addition, C-SPEF may in certain circumstances be liable for the actions of its third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to C-SPEF or that such rights will provide sufficient protection to C-SPEF’s interests.

Private Credit Investments

C-SPEF may invest in the debt securities and other yield-oriented investments issued by private companies acquired in privately negotiated transactions and/or in connection with a restructuring transaction. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that C-SPEF may not be able to resell some of its holdings for extended periods, which may be several years. C-SPEF’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that C-SPEF will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Fixed-Income Securities Risks

Fixed-income securities in which C-SPEF may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. There is a risk that interest rates will rise, which will likely drive down prices of bonds and other fixed-income securities. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of C-SPEF’s investments will not affect interest income derived from instruments already owned by C-SPEF, but will be reflected in C-SPEF’s net asset value. C-SPEF may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of C-SPEF to the extent that it invests in floating rate debt securities.

C-SPEF may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. To the extent C-SPEF holds variable or floating rate instruments, a decrease in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of C-SPEF’s Shares.

Issuer and Spread Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in C-SPEF’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent C-SPEF invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent C-SPEF uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment or “Call” Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing C-SPEF to reinvest in lower yielding securities, resulting in a possible decline in C-SPEF’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by C-SPEF, prepayment risk may be increased.

Reinvestment Risk. Reinvestment risk is the risk that income from C-SPEF’s portfolio will decline if C-SPEF invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below C-SPEF portfolio’s current earnings rate.

Duration and Maturity Risk. C-SPEF has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in C-SPEF’s portfolio, the more exposure C-SPEF will have to the interest rate risks described above. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and any other factors that the Adviser deems relevant. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Other Investment Risks

Risks of Holding Cash, Money Market Instruments and Other Short-Term Investments

C-SPEF will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt C-SPEF’s performance. These positions may also subject C-SPEF to additional risks and costs.

Non-U.S. Investments Risk

C-SPEF, either directly through Co-Investments or indirectly through Portfolio Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of C-SPEF or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of C-SPEF’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (i) economic dislocations in the host country; (ii) less publicly available information; (iii) less well-developed regulatory institutions; (iv) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction, (v) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation, and (vi) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by C-SPEF.

Foreign Currency Risk

C-SPEF may invest in or have exposure to securities denominated in, quoted in, or inherently exposed to currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities held by C-SPEF and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that C-SPEF’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for C-SPEF to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In certain cases, C-SPEF may not have sufficient information about the underlying currency exposure of Portfolio Funds to undertake currency hedging. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

LIBOR Discontinuance or Unavailability Risk

The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short term borrowings from each other in the London interbank market. In March 2021, the U.K. Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023.

There is no assurance that the dates announced by the FCA will not change or that IBA and/or regulators, such as the FCA, will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions.

There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain loans, notes, derivatives and other instruments or investments comprising some or all of C-SPEF’s or a Portfolio Fund’s holdings and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of C-SPEF’s or a Portfolio Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for C-SPEF or a Portfolio Fund or some of their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on C-SPEF or a Portfolio Fund or their investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Decision-Making Authority Risk

Shareholders have no authority to make decisions or to exercise business discretion on behalf of C-SPEF, except as set forth in C-SPEF’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of C-SPEF’s investment activities to the Adviser, subject to oversight by the Board.

Recent Markets Fluctuations and Changes

General fluctuations in the market prices of securities may affect the value of C-SPEF’s investments. Instability in the securities markets also may increase the risks inherent in C-SPEF’s investments. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not C-SPEF invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of C-SPEF’s investments may be negatively affected by such events.

The U.S. and other developed economies have recently experienced much higher than normal inflation rates, which have had, and may continue to have (if such conditions persist for longer than expected), negative effects on economies and financial markets, particularly in emerging economies. For example, if Portfolio Funds in which C-SPEF invests are unable to increase their revenue in times of higher inflation, their profitability may be adversely affected. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental and central bank efforts to curb inflation often have negative effects on the level of economic activity. As most central banks are currently engaged in a sustained effort to reduce inflation, it is possible that interest rates will continue to rise (or will remain at higher levels for longer) in various economies where C-SPEF operates, which in conjunction with intensified caution over bank lending in light of the recent events in the banking sector, could lead to further tightening of financing conditions and increased pressure on corporate funding costs. It is likely that profit margins will come under pressure as underlying companies find it more difficult to pass on higher costs of financing, which may lead to increased default rates.

Uncertainty caused by recent bank failures – and general concern regarding the financial health and outlook for other financial institutions, including smaller or regional banks – could have an overall negative effect on banking systems and financial markets generally. The recent developments (including other difficulties currently facing the market, such as higher interest rates and inflation, war in Europe and the energy crisis, the continue reverberations and costs from COVID-19, and geopolitical tensions) may also have other implications for broader economic and monetary policy, including interest rate policy. It is possible that pressure from the markets and regulators may now make banks less likely to risk new lending, which could restrict credit to underlying companies for new purchases or investments in new businesses. If credit is seen to tighten because of fears over banks, central banks may choose to slow down their recent interest rate increases aimed at fighting inflation, or to stop the increases at a lower level than they otherwise would have, causing the outcomes described in the section below.

Public Health Risks

A pandemic, epidemic or other public health crisis, or the threat thereof, may occur from time to time, which could adversely impact C-SPEF or its investments. Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, Ebola, SARS and COVID-19. The COVID-19 pandemic resulted and may in the future result in numerous deaths and the imposition of both local and more widespread quarantine and other measures and restrictions, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. The COVID-19 pandemic had a material adverse impact on local economies in affected jurisdictions and also on the global economy, as cross-border commercial activity and market sentiment were adversely affected by the pandemic and by government and other measures seeking to contain its spread. It is possible that the COVID-19 pandemic will cause additional severe disruptions in the future.

In addition to these general effects, the operations of C-SPEF and the Adviser could be adversely impacted by pandemics, epidemics or other public health crises, including through the reinstatement of any quarantine measures, business closures and suspensions, travel restrictions and health issues impacting personnel of the Adviser and service providers to C-SPEF. Disruptions to commercial activity relating to the imposition of quarantines, social distancing measures or travel restrictions (or more generally, a failure of containment efforts), as well as the impact of any public health emergency on overall supply and demand, supply chains, economic markets, goods and services, investor liquidity, consumer confidence and spending levels, and levels of economic activity, could adversely impact C-SPEF or its investments. Any such events or effects, which are highly uncertain and unpredictable, could materially and adversely affect C-SPEF’s ability to implement its investment strategy or achieve its investment objectives, and could result in significant losses to the Fund. Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, the events in the banking sector described above, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union (“EU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

China and the United States have each imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on C-SPEF’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

On February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date of this Memorandum, the countries remain in active armed conflict. The United States, the United Kingdom, several other nations, and the

European Union have imposed a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russia-backed separatist regions in Ukraine, Belarus, and certain banks, companies, government officials, and other individuals in Russia and Belarus. This, in turn, led to a wide range of retaliatory measures by Russia and associated actors, some of which have had significant adverse effects on important international energy and other commodity markets.

The ongoing conflict and the rapidly evolving responses by, involving or affecting multiple countries globally (including jurisdictions in which the Adviser’s and/or Coller Capital’s operations are based) have had, and are likely to continue to have, a negative impact on the economy and business activity globally (including in countries in which C-SPEF invests), and therefore could adversely affect the performance of C-SPEF’s investments. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, could present material uncertainty and risk with respect to C-SPEF, the performance of its investments and operations, and the ability of C-SPEF to achieve its investment objectives. Similar risks will exist to the extent that any portfolio investments, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Investments by C-SPEF, as well as by the Portfolio Funds in which C-SPEF invests, are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and pandemics could materially affect C-SPEF’s investments to the extent it materially affects global economies or global financial markets. The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of C-SPEF’s portfolio. These factors are outside of C-SPEF’s control and may affect the level and volatility of securities prices and the liquidity and value of C-SPEF’s portfolio investments, and C-SPEF may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.

In addition, the level of investment opportunities may decline from the Adviser’s current expectations, making fewer investment opportunities available to C-SPEF (although, during a time of challenging market conditions, it is possible there could be opportunities to take larger positions in the transactions that do occur). Another possible consequence of a constrained market is that C-SPEF may take a longer than anticipated period to invest capital, as a result of which, at least for some period of time, C-SPEF may be more concentrated in a limited number of investments than expected. Consequently, during this period, the returns realized by C-SPEF (and thus the Shareholders) may be substantially adversely affected by the unfavorable performance of a small number of these investments.

Furthermore, market conditions may unfavorably impact C-SPEF’s ability to secure leverage on terms as favorable as more established borrowers in the market, or to obtain any leverage on commercially feasible terms. To the extent that C-SPEF is able to secure financing for investments, increases in interest rates or in the risk spread demanded by financing sources would make the partial financing of investments with indebtedness more expensive and could limit C-SPEF’s ability to structure and consummate its investments. Although the Adviser believes that the continued unfolding of the credit cycle will result in attractive investment opportunities, it may not be able to manage the timing of C-SPEF’s investments in the most advantageous manner, which could result in depreciation in values. C-SPEF’s investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions.

United Kingdom Exit from the European Union

The United Kingdom (“UK”) ceased to be a member of the EU” on January 31, 2020, an event commonly referred to as “Brexit”. The UK left the EU Customs Union and Single Market on December 31, 2020 following the end of the transitional period agreed between the UK and EU. On January 1, 2021, a free trade agreement agreed between the UK and EU (the “FTA”) came into force. Despite the FTA being agreed there is still uncertainty concerning many aspects of the UK’s legal and economic relationship with the EU, including in relation to the provision of cross-border services, and this could cause a period of instability and market volatility, and may adversely impact business and cross-border trade between the EU and the UK. In particular, UK regulated firms in the financial sector may be adversely affected following the transition period because the FTA does not provide for continued access by UK firms to the EU single market. In time, the UK may obtain a recognition of equivalence from the EU in certain financial sectors which would enable varying degrees of access to the EU market, however this is not certain. The many and varied potential effects on UK businesses of the consequences of leaving the single market and customs union are currently unclear and may remain so for a considerable period. Furthermore, given the size and global significance of the UK’s economy, there is likely to be a great deal of uncertainty about the effect of the FTA on the day-to-day operations of those businesses that either engage in the trade of goods or provision of services within the EU. This may contribute to currency fluctuations or have other adverse effects on international markets, international trade and other cross-border cooperation arrangements. It is not possible to ascertain the precise impact that Brexit and the new trading relationship under the FTA may have but any such impact could may have an adverse effect on the UK, the EU and wider global economy and also on the ability of C-SPEF and its investments to execute their respective strategies and to achieve attractive returns.

Global Developments and their Impact on Asian Economies

Many countries in Asia are heavily dependent upon international trade, and the United States and Europe remain important export markets for many economies in the region. Consequently, countries in the region may be adversely impacted by economic and political developments in other parts of the world, particularly in the case of significant contractions and weakening in demand in primary export markets or enactment of trade barriers by key trading partners. The global financial crisis in 2009 caused significant dislocations, illiquidity and volatility in the wider global credit and financial markets, including markets in Asia. While the volatility of global financial markets has largely subsided, there are rising political tensions within the region and globally, leaders in the United States and several European nations have risen to power on protectionist economic policies, and there are growing doubts about the future of global free trade. There can be no certainty that economies in the region may not be impacted by future shocks to the global economy. Further, the U.S. presidential administration and certain members of the U.S. congress have previously expressed and continue to actively express support for renegotiating international trade agreements and imposing a “border tax adjustment.” In addition, both the United States and China are currently engaged in sometimes hostile negotiations regarding their intentional trade arrangements, and the each side has engaged or threaten to engage in an escalation of domestic protective measures such as tariff. Commonly referred to as a “trade war”, the ongoing negotiations between the United States and China has led to significant uncertainty and volatility in the financial markets. As of the date of this Prospectus, the future of the relationship between the United States and China is uncertain, and the failure of those countries to resolve their current disputes could have materially adverse effects on the global economy. This, and/or future downturns in the global economy, significant introductions of barriers to trade or even bilateral trade frictions between the region’s major trading partners and the United States or countries representing key export markets in Europe could adversely affect the financial performance of an underlying fund’s investment and such underlying fund could lose both invested capital in and anticipated profits from the affected investments.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, C-SPEF has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to C-SPEF and its investors; and compromises or failures to systems, networks, devices and applications relating to the operations of C-SPEF and its service providers. Cyber security risks may result in financial losses to C-SPEF and its investors; the inability of C-SPEF to transact business with its investors; delays or mistakes in the calculation of the financial data or other materials provided to investors; the inability to process transactions with investors or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. C-SPEF’s service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, entities in which C-SPEF invests and parties with which C-SPEF engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to C-SPEF or its investors. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since C-SPEF does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Tax Considerations for C-SPEF

C-SPEF intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, C-SPEF must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If C-SPEF fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce C-SPEF’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on C-SPEF and the Shareholders. See “Material U.S. Federal Income Tax Considerations.”

Each of the aforementioned ongoing requirements for qualification of C-SPEF as a RIC requires that the Adviser obtain information from or about the underlying investments in which C-SPEF is invested. Portfolio Funds and Portfolio Fund Managers may not provide information sufficient to ensure that C-SPEF qualifies as a RIC under the Code. If C-SPEF does not receive sufficient information from Portfolio Funds or Portfolio Fund Managers, C-SPEF risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, C-SPEF believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a Regulated Investment Company”), C-SPEF may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of C-SPEF’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on C-SPEF’s ability to effect a sale of an investment may limit C-SPEF’s use of this cure period. In certain cases, C-SPEF may be afforded a longer cure period under applicable savings provisions, but C-SPEF may be subject to a penalty tax in connection with its use of those savings provisions. If C-SPEF fails to satisfy the Diversification Tests or other RIC requirements, C-SPEF may fail to qualify as a RIC under the Code. If C-SPEF fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a Regulated Investment Company.” In addition, C-SPEF is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Portfolio Funds or Portfolio Fund Managers. If C-SPEF does not receive sufficient information from the Portfolio Funds or Portfolio Fund Managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). C-SPEF may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In order to comply with the RIC rules or for other reasons, C-SPEF may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, C-SPEF may elect to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes), and C-SPEF would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. C-SPEF may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, C-SPEF may directly or indirectly invest in Portfolio Funds located outside the United States. Such Portfolio Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by C-SPEF. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

C-SPEF may retain some income and capital gains in the future, including for purposes of providing C-SPEF with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirement (as defined below), in addition to the corporate income tax. In that event, C-SPEF will be liable for the tax on the amount by which C-SPEF does not meet the foregoing distribution requirement.

See “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a Regulated Investment Company.”

Withholding Risk Applicable to Secondaries Funds

Unless an applicable non-foreign affidavit is furnished or other exception applies, if any portion of gain, if any, on a disposition of an interest in a partnership would be treated as effectively connected with the conduct of a U.S. trade or business, the transferee of such interest is required to withhold 10% of the amount realized on such disposition from a foreign transferor (and the Portfolio Fund would be required to withhold from future distributions to the transferee if the transferee fails to properly withhold). As a secondaries investment fund, C-SPEF may have a withholding obligation with respect to interests C-SPEF purchases in Portfolio Funds from foreign sellers. This withholding requirement may reduce the number of foreign sellers willing to sell interests in prospective Portfolio Funds and therefore reduce the number of investment opportunities available to C-SPEF. Additionally, if C-SPEF does not properly withhold from such foreign sellers, the Portfolio Fund would be required to withhold on future distributions to C-SPEF, which would negatively impact C-SPEF’s returns.

Risks Related to Hedging and Derivative Transactions

C-SPEF may invest in certain securities, such as swaps, derivatives, hedges or foreign currency forward contracts, among others, which may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deduction, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause C-SPEF to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions, and (ix) for which the federal income tax treatment may not be clear or may be subject to re-characterization by the IRS. It could

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in C-SPEF will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in C-SPEF. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. C-SPEF’s Declaration of Trust provides that the Trustees will not be liable to C-SPEF or shareholders for monetary damages for breach of fiduciary duty as a trustee to the extent permitted by Delaware law. C-SPEF’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, C-SPEF will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Declaration of Trust and subject to certain exceptions described therein, C-SPEF will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of C-SPEF and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of C-SPEF and at the request of C-SPEF, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the extent permitted by Delaware law. Notwithstanding the foregoing, C-SPEF will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

C-SPEF will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) C-SPEF determines in good faith that the course of conduct that caused the loss or liability was in the best interest of C-SPEF, (ii) the Indemnitee was acting on behalf of or performing services for C-SPEF, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of C-SPEF, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of C-SPEF and not from the shareholders.

In addition, the Declaration of Trust permits C-SPEF to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (i) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of C-SPEF, (ii) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of C-SPEF acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iii) upon C-SPEF’s receipt of (A) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by C-SPEF and (B) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by C-SPEF, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met

Regulatory Scrutiny and Reporting

C-SPEF and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future C-SPEF may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to C-SPEF such information as may be required to enable C-SPEF to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that C-SPEF may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

Reasonable Best-Efforts Nature of this Offering

This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of C-SPEF’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of C-SPEF’s expenses over a smaller capital base. As a result, C-SPEF may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares.

Conflicts of Interests

The Adviser is accountable to C-SPEF as a fiduciary and, consequently, must operate C-SPEF prudently, in good faith and in the interest of and for the benefit of Shareholders. As discussed below, prospective investors should be aware of actual or potential conflicts of interests before investing. By purchasing Shares, each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interests and to have waived any claim with respect to the existence of such actual and potential conflicts of interests.

Management of Similar Accounts. Certain of C-SPEF’s executive officers and Trustees, and the employees of the Adviser or its affiliates, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as C-SPEF or of other funds advised by the Adviser or its affiliates (“Other Managed Funds”). As a result, they have obligations to investors in those entities, the fulfilment of which might not be in the best interests of C-SPEF or its Shareholders. Moreover, notwithstanding any differences in principal investment objectives between C-SPEF and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with C-SPEF and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by C-SPEF. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to C-SPEF may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Coller Capital funds.

Transactions with Other Managed Funds, the Adviser and its Affiliates. The 1940 Act imposes significant limits on co-investment with affiliates of C-SPEF. The Adviser and C-SPEF have applied for an exemptive order from the SEC, which, if granted, would expand C-SPEF’s ability to co-invest alongside the Adviser’s affiliates in privately negotiated transactions. If granted, subject to the conditions specified in the exemptive order, C-SPEF is expected to be permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to actual or perceived conflicts of interests among C-SPEF and the participating affiliates. If granted, the exemptive order would also contain certain conditions that may limit or restrict C-SPEF’s ability to participate in an investment or participate in an investment to a lesser extent. The failure to receive such exemptive relief from the SEC, or an inability to receive the desired allocation to potential investments under any future exemptive order, may affect C-SPEF’s ability to implement its investment strategy or achieve its investment objectives.

If investment opportunities are allocated among C-SPEF and Other Managed Funds, C-SPEF may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, C-SPEF is not generally permitted to co-invest in any issuer in which a fund managed by Coller Capital or any of its downstream affiliates (other than C-SPEF and its downstream affiliates) currently has an investment. However, C-SPEF may co-invest with funds managed by Coller Capital or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations, any exemptive relief and its allocation procedures.

C-SPEF may invest in Portfolio Funds in which the Adviser and/or its affiliates has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which C-SPEF has made an investment. From time to time, C-SPEF and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interests or perceived conflicts of interests between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. C-SPEF may invest in Portfolio Funds or Primary Investments that have relationships with affiliates of the Adviser or Other Managed Funds or clients of the Adviser or its affiliates. Such affiliates may take actions that are detrimental to the interests of C-SPEF in such Portfolio Funds or portfolio companies.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which C-SPEF has invested, and those activities may have an adverse effect on C-SPEF. As a result, prices, availability, liquidity and terms of C-SPEF’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for C-SPEF may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Investment Opportunities May Be Allocated to Other Managed Funds. Affiliates of the Adviser, including the Adviser’s or its affiliates’ Other Managed Funds or other clients, may be interested in some of the same investment opportunities as the Adviser. Other Managed Funds may be interested in some of the same investment opportunities as C-SPEF. Accordingly, Other Managed Funds may make an investment that would otherwise be appropriate for C-SPEF. As among C-SPEF and the Adviser’s or its affiliates’ Other Managed Funds or other clients, investment opportunities presented to the Adviser will be allocated in a fair and equitable manner among the Adviser’s or its affiliates’ existing clients, taking into consideration the investment objectives and terms of such clients and any legal, tax or regulatory considerations specific to such clients, and in accordance with Coller Capital’s Framework for Investment Allocations (the “Investment Allocation Framework”). Opportunities that are suitable for more than one of the Adviser’s or its affiliates’ Other Managed Funds, including C-SPEF, or other clients, the aggregate amount of which exceeds the available size of the relevant investment opportunity, will be allocated between or among such clients, on a pro rata basis, based on the relative sizes of the initial recommendations by the relevant investment committee(s) of the Adviser, subject to any legal, tax and/or regulatory considerations of each client.

Conflicts of Interests at the Portfolio Fund Level. Each Portfolio Fund may become involved in activities in which there is an actual or potential conflict between the interests of Portfolio Fund investors, like C-SPEF, and the Portfolio Fund’s management. Typically, Portfolio Funds will have investor committees with some degree of oversight over, and an advisory role in respect of, actual and potential conflicts, although there can be no assurance that any such committee, or any other arrangements put in place by a Portfolio Fund to manage any actual or potential conflicts, will be effective.

Conflicts Associated with Fee Arrangements with Portfolio Funds. In certain cases, the Adviser or its affiliates may enter into arrangements with a Portfolio Fund manager under which the Portfolio Fund manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an Other Account managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to C-SPEF’s investment in a Portfolio Fund, C-SPEF will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for C-SPEF, Other Managed Funds may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates. The receipt of such payments by affiliates of the Adviser could incentivize the Adviser to participate in Portfolio Funds whose managers agree to make such payments or could enhance the likelihood that Portfolio Fund managers will agree to make such payments.

Portfolio Fund Valuation May be Affected by Compensation Arrangements. If a Portfolio Fund calculates its compensation on the value of the Portfolio Fund’s assets, the Portfolio Fund’s manager may exercise discretion in assigning values to the Portfolio Fund’s investments. These factors can create a conflict of interest because the value assigned to an investment may affect the advisory fee at the Portfolio Fund level. If there is a difference in the advisory fee required to be paid, the Portfolio Fund’s documents generally do not require the Portfolio Fund’s manager to return past advisory fees, although claw-back provisions in a Portfolio Fund’s documents may permit the recovery of excess carried interest distributions.

Payments to Financial Intermediaries. The Adviser or Distributor may also compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in C-SPEF or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in C-SPEF, the timing of investment or the overall net asset value of C-SPEF, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares of in C-SPEF may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend C-SPEF over another investment product.

Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interests from influencing proxy voting decisions made on behalf of advisory clients, including C-SPEF, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Management of C-SPEF

Board of Trustees

The Role of the Board

The Board is responsible for the overall management of C-SPEF, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to C-SPEF, primarily the Adviser, have responsibility for the day-to-day management and operation of C-SPEF. The Board does not have responsibility for the day-to-day management of C-SPEF, and its oversight role does not make the Board a guarantor of C-SPEF’s investments or activities. The Board has appointed various individuals of the Adviser as officers of C-SPEF with responsibility to monitor and report to the Board on C-SPEF’s operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Adviser regarding C-SPEF’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of C-SPEF’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Board has established two standing committees: [an Audit Committee and a Nominating Committee].

The Board has formed an Audit Committee composed of all of the Independent Trustees, the functions of which are: (i) to oversee C-SPEF’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of C-SPEF’s service providers; (ii) to oversee the quality and objectivity of C-SPEF’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting C-SPEF’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to C-SPEF, the Adviser, and, in certain cases, other affiliates of C-SPEF.

The Board has formed a Nominating Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of C-SPEF. The Nominating Committee will act in accordance with C-SPEF’s nominating committee charter.

Board Oversight of Risk Management

As part of its oversight function, the Board will receive and review various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with C-SPEF’s financial officers and with C-SPEF’s independent public auditors to discuss, among other things, annual audits of C-SPEF’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. C-SPEF’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of C-SPEF under the supervision of the Board. All of the officers of C-SPEF are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of C-SPEF may also be directors and officers of any other investment companies from time to time managed or advised by the Adviser. To the extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of C-SPEF and their principal occupations and other affiliations during the past five years are set forth under “Management of C-SPEF” in the SAI.

Portfolio Management

Adviser

Coller Private Market Secondaries Adviser, LLC, 950 Third Avenue, New York, New York 10022, serves as the investment adviser to C-SPEF. [The Adviser is registered as an investment adviser under the Advisers Act], and is a wholly owned subsidiary of Coller Private Market Secondaries Holdings, LLC, which is a wholly owned subsidiary of CICAP Limited, the parent company of the Coller Capital group.

Investment Committee

C-SPEF’s investment committee (the “Investment Committee”) is responsible for the approval of C-SPEF’s portfolio investment decisions, its portfolio management and for setting its portfolio management strategy.

The Investment Committee is comprised of [three] senior investment professionals from within Coller Capital’s investment team with combined secondaries experience of more than [ ] years. The Investment Committee members bring invaluable experience and expertise in investment analysis, portfolio management and construction. The Investment Committee operates on a majority vote basis.

The Investment Committee is supported by Coller Capital’s CIO Office and Coller Capital’s investment team, which includes more than 70 investment professionals based in London, New York and Hong Kong.

Portfolio Managers

[ ]

[ ]

[ ]

The SAI provides additional information about C-SPEF’s primary portfolio manager’s compensation, other accounts managed by him and his ownership of any Shares of C-SPEF.

Investment Advisory Agreement

The Adviser, subject to supervision by the Board, provides certain investment advisory, management and administrative services to C-SPEF pursuant to an Investment Advisory Agreement between C-SPEF and the Adviser.

Advisory Fee

In consideration of the advisory services provided by the Adviser, C-SPEF pays the Adviser a quarterly Advisory Fee at an annual rate of [ ]% based on the greater of (i) C-SPEF’s net asset value and (ii) C-SPEF’s net asset value less cash and cash equivalents plus the total of all commitments made by C-SPEF that have not yet been drawn for investment. For purposes of determining the Advisory Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of C-SPEF for that month, including, without limitation, the Advisory Fee payable to the Adviser for that month. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Advisory Fee is paid to the Adviser out of C-SPEF’s assets, and therefore decreases the net profits or increases the net losses of C-SPEF.

Purchased Shares are incorporated into the beginning of month net asset value and included in the computation of the Advisory Fee payable. Share repurchases are included in the computation of the Advisory Fee payable through the Valuation Date as described in “Repurchase of Shares.” The Advisory Fee is paid to the Adviser out of C-SPEF’s assets, and therefore decreases the net profits or increases the net losses of C-SPEF.

Investment Advisory Agreement and Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services in respect of C-SPEF, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. C-SPEF bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.

In addition to the fees and expenses to be paid by C-SPEF under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by C-SPEF of the Adviser’s and its affiliates’ cost of providing C-SPEF with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of C-SPEF, provide accounting, legal, clerical, compliance or administrative and similar oversight services to C-SPEF at the request of C-SPEF, C-SPEF will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to C-SPEF (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seek reimbursements of such costs, such action may cause C-SPEF’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to C-SPEF.

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on [ ]. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of C-SPEF; or by the Adviser. After the initial term of two years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of C-SPEF, provided in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to C-SPEF, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to C-SPEF for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to C-SPEF. The Investment Advisory Agreement also provides that C-SPEF will indemnify, to the extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to C-SPEF, provided the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to C-SPEF.

Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of C-SPEF, if required to ensure Other Expenses do not exceed [ ]% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, C-SPEF agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any Other Expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause C-SPEF’s Other Expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time C-SPEF repays the Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement will have a term ending one year from the date C-SPEF commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term.

C-SPEF is incurring organizational and initial offering costs of approximately $[_______]. [The Adviser has agreed to advance those costs to C-SPEF. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement over a period of [ ] years.]

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement will be available in C-SPEF’s shareholder report for the period ending [ ].

Net Asset Valuation

C-SPEF will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month and in connection with C-SPEF’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board may determine (each, a “Determination Date”). In determining its net asset value, C-SPEF will value its investments as of the relevant Determination Date. The net asset value of C-SPEF will equal, unless otherwise noted, the value of the total assets of C-SPEF (including the net asset value of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The net asset values of Class I Shares, Class D Shares and Class I-2 Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class I Shares, Class D Shares and Class I-2 Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved procedures pursuant to which C-SPEF will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The value of C-SPEF’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value C-SPEF’s investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”).

Private Equity Investments

The Adviser generally will value C-SPEF’s investments in Portfolio Funds and certain Direct Investments and Co-Investments as a “practical expedient” in accordance with ASC 820. Generally, the valuation of interests in Portfolio Funds represents C-SPEF’s proportionate share of the net assets of a Portfolio Fund as reported by the Portfolio Fund Managers. Similarly, many Direct Investments and Co-Investments are generally valued based on the valuation information provided by the lead or sponsoring private investors. In general, it is anticipated that such valuation information will generally not be available until 60 days or more after each quarter-end, especially pending receipt of audited financial information. Therefore, the most recently provided valuation information about these Co-Investments, Direct Investments and Portfolio Funds for purposes of calculating C-SPEF’s monthly net asset value may be adjusted by the Adviser pursuant to C-SPEF’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds, Direct Investments and Co-Investments, as described below. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination in accordance with the Valuation Procedures.

In making a fair valuation determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such the most recent reported value by the Portfolio Fund or lead or sponsoring private investors or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The Adviser makes assumptions that are based on market conditions existing at the Determination Date. Key inputs and assumptions include, but are not limited to, reported net asset values, capital calls, distributions, significant Market dislocations and significant subsequent events.

Prospective investors should be aware that there can be no assurance that the valuation of interests in Portfolio Funds, Direct Investments or Co-Investments as determined under the procedures described above will in all cases be accurate, especially to the extent C-SPEF and the Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds, Direct Investments or Co-Investments to determine independently the net asset value of C-SPEF’s interests in those Portfolio Funds, Direct Investments or Co-Investments. The results of the Adviser’s fair valuation of securities whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such securities and their issuers on the recommendation of the Adviser and, therefore, are the result of the Board’s interpretation.

Investments valued at fair value by the Adviser will be subject to a new valuation determination in connection with the next monthly valuation of C-SPEF. The Adviser will periodically review its valuation determinations with C-SPEF’s auditor and respond to any inquiries by such auditor regarding the Adviser’s valuation methodologies.

Liquid Assets

Securities for which market quotations are readily available are generally valued at their current market value.

Shares of open-end investment companies, including money market funds, are valued at their respective net asset values. Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

If the equity security is traded infrequently a few days each month and the Adviser believes such price no longer represents the fair market value, the Adviser may elect to value the security at fair value pursuant to the procedures adopted by the Board.

Private Equity Investments and Other Fair Value Considerations

On a monthly basis, for Private Equity Investments for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments and Co-Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in C-SPEF’s valuation procedures, which may include:(i) market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics; (ii) market clearing transaction activity; (iii) pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering; (iv) discounted cash flow analysis, (v) liquidation analysis (cost approach) or (vi) any other information, factor or set of factors that may affect the valuation of C-SPEF’s investment as determined by the Adviser. The Adviser may also utilize independent third party valuations if such valuations are deemed reliable.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining C-SPEF’s net asset value. As a result, C-SPEF’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at net asset value at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

Eligible Investors

Although the Shares will be registered under the Securities Act, the Shares will be sold only to persons or entities that are “accredited investors,” as defined in Section 501(a) of Regulation D under the Securities Act.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. The qualifications required to invest in C-SPEF will appear in subscription documents that must be completed by each prospective investor.

Each prospective investor in C-SPEF should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in C-SPEF, including, but not limited to, this Prospectus and the Declaration of Trust, before deciding to invest in C-SPEF.

Plan of Distribution

Distributor

[ ], with its principal place of business at [ ], acts as the distributor of C-SPEF’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from C-SPEF. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor pays its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that C-SPEF will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to C-SPEF for successive one-year periods, provided each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of C-SPEF and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in C-SPEF that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Adviser, its affiliates, [and/or the Distributor], may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create actual or potential conflicts of interests between an investor and its broker or dealer who is recommending C-SPEF over other potential investments.

The Distributor has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, the Distributor does not collect the information necessary to determine, and the Distributor does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in Shares of C-SPEF. Please note that the Distributor will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.

The Distributor will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of common stock you may be eligible to purchase.

Distribution and Servicing Plan

C-SPEF has adopted a Distribution and Servicing Plan for its Class D Shares and Class I-2 Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class D Shares and Class I-2 Shares and activities related to administration and servicing of Class D or Class I-2 accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although C-SPEF is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting C-SPEF to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class D and Class I-2 Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [ ]% and [ ]%, respectively, based on the aggregate net assets of C-SPEF attributable to such class. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of C-SPEF solely with respect to such class. Because the Distribution and Servicing Fee is paid out of C-SPEF’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

Purchasing Shares

The following section provides basic information about how to purchase Shares of C-SPEF. The Distributor acts as the distributor of the Shares of C-SPEF on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific number of Shares of C-SPEF. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cut-off times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of C-SPEF through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in C-SPEF by any investor is $1,000,000 with respect to Class I Shares and $25,000 with respect to Class D Shares and Class I-2 Shares, as applicable. The minimum additional investment in C-SPEF by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $1,000,000 with respect to Class I Shares and $25,000 with respect to Class D or Class I-2 Shares, as applicable, and incremental contributions are not less than $10,000.

The Board reserves the right to accept lesser amounts below these minimums for Coller Capital Employees and vehicles controlled by such Coller Capital Employees. The purchase price of the Shares is based on the net asset value as of the date such Shares are purchased.

All Shares are sold at the public offering price, which is the net asset value of a Class I Share, Class D Share or Class I-2 Share, as applicable.

Shares will generally be offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this

Prospectus, a “Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by C-SPEF and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in C-SPEF delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

[Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due three business days prior to the date of the proposed acceptance of the purchase set by C-SPEF, which is expected to be the last day of each calendar month, where funds are remitted by wire transfer.]

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide C-SPEF with important information about the prospective investor. A prospective investor must submit a completed subscription document at least five business days before the acceptance date. C-SPEF reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. C-SPEF also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by C-SPEF will be returned promptly to the prospective investor without the deduction of any fees or expenses. Prospective investors whose purchases are rejected by C-SPEF will receive a pro rata share of any interest earned on the amounts placed in escrow prior to acceptance, if applicable. Although C-SPEF may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, C-SPEF may hold the relevant funds and subscription document for processing in the next offering.

Funds received from prospective investors will be placed in an account with C-SPEF’s transfer agent. The balance in the account with respect to each investor whose investment is accepted will be invested in C-SPEF on behalf of such investor. Any interest earned with respect to such account will be paid to C-SPEF and allocated pro rata among Shareholders.

Prospective investors whose subscriptions to purchase Shares are accepted by C-SPEF will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	how much you intend to invest;
•	how long you expect to own the shares; and
•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial Adviser to help you decide which class of Shares of C-SPEF is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class I Shares

Class I Shares are sold at the prevailing net asset value per Class I Share. Financial intermediaries may not charge you transaction-based fees when you buy Class I Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any compensation from C-SPEF or from the Distributor, (vii) by C-SPEF’s officers and Trustees and their immediate family members, as well as officers and Coller Capital Employees and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of C-SPEF you may be eligible to purchase.

Class D Shares

Class D Shares are sold at the prevailing net asset value per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided the financial intermediaries limit such fees to a [__]% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of [__]% of the net assets of C-SPEF attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (iii) through investment advisers that are registered under the Investment Advisers Act of 1940 or applicable state law and direct clients to trade with a broker dealer that offers Class D shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I-2 Shares

Class I-2 Shares are sold at the prevailing net asset value per Class I-2 Share. If you buy Class I-2 Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided the financial intermediaries limit such fees to a [__]% cap on NAV for Class I-2 Shares. Class I-2 Shares are subject to a Distribution and Servicing Fee at an annual rate of [__]% of the net assets of C-SPEF attributable to Class I-2 Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class I-2 Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class I-2 Shares are available to any eligible investor through brokerage and transactional-based accounts.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class D and Class I-2 Shares and will reduce the net asset value or distributions of the other share classes. If you are eligible to purchase Class D and Class I-2 Shares but not Class I Shares, then you should consider that Class D Shares have lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Closed-End Fund Structure; No Right of Redemption

C-SPEF is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require C-SPEF to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by C-SPEF, as described below. Accordingly, Shareholders should expect that they may not have access to the funds they invested in C-SPEF for an indefinite period of time.

Transfer Restrictions

No person will become a substituted Shareholder of C-SPEF without the consent of C-SPEF, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to C-SPEF of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by C-SPEF with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, C-SPEF may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by C-SPEF as to such matters as C-SPEF may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by C-SPEF in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by C-SPEF, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, C-SPEF will as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to C-SPEF as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless C-SPEF, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

Repurchase of Shares

At the sole discretion of the Board, C-SPEF may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

The Adviser expects to recommend to the Board that, under normal market circumstances, C-SPEF conduct repurchase offers in respect of no more than 5% of C-SPEF’s net assets on a quarterly basis. The Adviser currently expects to recommend to the Board that C-SPEF conducts its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). In determining whether C-SPEF should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of C-SPEF’s outstanding Shares. Therefore, C-SPEF may determine not to conduct a repurchase offer at a time that C-SPEF normally conducts a repurchase offer. C-SPEF may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, C-SPEF may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. C-SPEF may cause the repurchase of a Shareholder’s Shares if, among other reasons, C-SPEF determines that such repurchase would be in the interest of C-SPEF.

In certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of C-SPEF’s net assets. In particular (but without limiting the wide discretion of the Board), during periods of financial market stress, the Board may determine that some or all of C-SPEF’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date on which they can expect to receive payment for their Shares from C-SPEF. C-SPEF currently intends, under normal market conditions, to provide payment with respect to at least 95% of the repurchase offer proceeds within 65 days of the Expiration Date (as defined below) of each repurchase offer, and may hold back up to 5% of repurchase offer proceeds until after C-SPEF’s year-end audit. Any such proceeds that are held back will be paid no later than five business days after the completion of such audit. Shareholders whose Shares are accepted for repurchase bear the risk that C-SPEF’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase.

Repurchase of Shares Process

The following is a summary of the process expected to be employed by C-SPEF in connection with the repurchase of Shares. Additional information with respect to such process will be included in the materials provided by C-SPEF to Shareholders in connection with each repurchase offer. If the Board determines that C-SPEF will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by C-SPEF, and contains other terms and information that Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

C-SPEF will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to C-SPEF and to all Shareholders. When the Board determines that C-SPEF will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on C-SPEF’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of C-SPEF for all periods through the Valuation Date (including, without limitation, the Advisory Fee and any Early Repurchase Fee), any required U.S. federal tax withholding and other liabilities of C-SPEF to the extent accrued or otherwise attributable to the Shares being repurchased.

Each repurchase offer generally is expected to commence approximately 45 days prior to the last business day of each calendar quarter, or on such other day as determined by the Board, in its sole discretion (the last business day of each such calendar quarter or such other day being a “Valuation Date”). The expiration date of a repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer; such Expiration Date may, however, be extended by the Board in its sole discretion. C-SPEF generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Fund Shares are expected to be repurchased within 45 days following the relevant Valuation Date (such date, the “Repurchase Date”), and will be effected as of such Valuation Date. As such, the Repurchase Date for each repurchase offer should occur within 65 calendar days after the Expiration Date of such offer.

C-SPEF generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. C-SPEF does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on C-SPEF or the Shareholders, or if C-SPEF has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with C-SPEF’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of C-SPEF until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of C-SPEF through the Valuation Date, and such Shareholder’s account will not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require C-SPEF to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase C-SPEF’s portfolio turnover. C-SPEF also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase C-SPEF’s operating expenses and impact the ability of C-SPEF to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, C-SPEF may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for C-SPEF and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for C-SPEF to dispose of its investments or to determine its net asset value, and other unusual circumstances. Shareholders have the right to withdraw their written tenders after the expiration of 40 business days from the commencement of the offer, if not yet accepted by C-SPEF for payment.

The Board has discretion to hold back a portion of the amount due to tendering Shareholders, which will not exceed 5% of the total amount due to such Shareholders. The second and final payment for the balance due will be paid no later than 5 business days after the completion of the annual audit of C-SPEF’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of C-SPEF’s annual audit or as a result of any other corrections to C-SPEF’s net asset value as of the Valuation Date for the repurchase. If, based upon the results of the annual audit of the financial statements of C-SPEF for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, C-SPEF will decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

A 2.00% Early Repurchase Fee may be charged by C-SPEF with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by C-SPEF in circumstances where the Board determines that doing so is in the best interest of C-SPEF.

Other than the Early Repurchase Fee, C-SPEF does not presently intend to impose any charges on the repurchase of Shares. However, C-SPEF is permitted to allocate to Shareholders, whose Shares are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with C-SPEF’s investments, if the Adviser determines to liquidate such Shares as a result of repurchase tenders by Shareholders and such charges are imposed on C-SPEF. In the event that any such charges are allocated to C-SPEF, and subject to applicable law, C-SPEF may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, C-SPEF may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and C-SPEF repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by C-SPEF, without notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. C-SPEF’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure C-SPEF’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Certain ERISA Considerations

Because C-SPEF is registered as an investment company under the 1940 Act, the underlying assets of C-SPEF will not be considered to be “plan assets” of any “benefit plan investor” (within the meaning of ERISA) investing in C-SPEF for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA and Section 4975 of the Code. Thus, it is not intended that C-SPEF or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any “benefit plan investor” that becomes a Shareholder, solely as a result of the benefit plan investor’s investment in C-SPEF. For a discussion of certain risks and considerations relating to an investment in C-SPEF, see “Certain ERISA Considerations” in the SAI.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and Section 4975 of the Code of an investment in C-SPEF.

Distributions

C-SPEF intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its investment company taxable income to its Shareholders. For any distribution, C-SPEF will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, C-SPEF may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

C-SPEF may finance its cash distributions to Shareholders from any sources of funds available to C-SPEF, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to C-SPEF on account of preferred and common equity investments by C-SPEF in Portfolio Funds and/or Co-Investments and expense reimbursements from the Adviser. C-SPEF has not established limits on the amount of funds C-SPEF may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. C-SPEF’s distributions may exceed C-SPEF’s earnings, especially during the period before C-SPEF has substantially invested the proceeds from this offering. As a result, a portion of the distributions C-SPEF makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from C-SPEF’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that C-SPEF will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of C-SPEF issued by C-SPEF in accordance with C-SPEF’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

C-SPEF will operate under a DRIP administered by [ ]. Pursuant to the DRIP, C-SPEF’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of C-SPEF. C-SPEF expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as C-SPEF’s Shares acquired by subscription to C-SPEF.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, C-SPEF’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When C-SPEF declares a distribution, [ ], on the Shareholder’s behalf, will receive additional authorized Shares from C-SPEF either newly issued or repurchased from Shareholders by C-SPEF and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by C-SPEF’s net asset value per Share for the relevant class of Shares.

[ ] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [ ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. [ ] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [ ] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [ ] nor C-SPEF will have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor will they have any duties, responsibilities or liabilities except such as expressly set forth herein. In addition, neither of them will be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. C-SPEF may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of C-SPEF.

C-SPEF reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, C-SPEF reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to [ ] c/o [ ] (direct overnight mail) or c/o [ ]. Certain transactions can be performed by calling the toll free number [ ].

Description of Shares

C-SPEF is a newly organized Delaware statutory trust formed on March 1, 2023. C-SPEF currently offers three classes of Shares: Class I Shares, Class D Shares and Class I-2 Shares. C-SPEF will apply for exemptive relief from the SEC that, if granted, will permit C-SPEF to issue multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. There is no assurance, however, that the relief will be granted. If such relief has not been granted when C-SPEF commences this offering, C-SPEF expects to offer only Class I Shares until any such relief is granted. An investment in any Share class of C-SPEF represents an investment in the same assets of C-SPEF. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of C-SPEF are set forth in “Summary of Fees and Expenses.”

Shares of each class of C-SPEF represent an equal pro rata interest in C-SPEF and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of Shares bears any class-specific expenses; and (iii) each class will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and will have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of C-SPEF’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [ ]:

Share Class	Amount Authorized	Amount Outstanding
Class I Shares	Unlimited
Class D Shares	Unlimited
Class I-2 Shares	Unlimited

There is currently no market for the Shares, and C-SPEF does not expect that a market for the Shares will develop in the foreseeable future.

Certain Provisions in Declaration of Trust

An investor in C-SPEF will be a Shareholder of C-SPEF and his or her rights in C-SPEF will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of C-SPEF. The Adviser may invest in C-SPEF as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to C-SPEF’s exemptive relief from the SEC, C-SPEF reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Liability of Shareholders

Under Delaware law and the Declaration of Trust, each Shareholder will be liable for the debts and obligations of C-SPEF only to the extent of any contributions to the capital of C-SPEF (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to C-SPEF amounts distributed to the Shareholder, or the Board may reduce any amount payable by C-SPEF to a Shareholder in respect of a redemption of Shares, in accordance with the Declaration of Trust in certain circumstances.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of C-SPEF or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of C-SPEF, which attempts could have the effect of increasing the expenses of C-SPEF and interfering with the normal operation of C-SPEF. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of C-SPEF’s assets, or liquidation.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of C-SPEF will not be liable to C-SPEF or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of C-SPEF (as well as certain other related parties) by C-SPEF (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of C-SPEF. None of these persons will be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of C-SPEF or by reason of any change in the federal or state income tax laws applicable to C-SPEF or its investors. The rights of indemnification and exculpation provided under the Declaration of Trust will not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of C-SPEF, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of the Declaration of Trust to the extent permitted by law.

Derivative Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may not bring a derivative action on behalf of the Trust unless: (i) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (ii) Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding join in the request for the Trustees to commence such action (the “10% Threshold”); and (iii) the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against C-SPEF asserting a claim governed by Delaware law or C-SPEF’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act. However, certain amendments to the Declaration of Trust involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by C-SPEF.

Term, Dissolution, and Liquidation

C-SPEF will be dissolved: (i) upon the affirmative vote to dissolve C-SPEF by a majority of the Trustees of the Board; or (ii) as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of C-SPEF and liquidating its assets. Upon the liquidation of C-SPEF, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, C-SPEF’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of C-SPEF (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of C-SPEF into and through a liquidating trust to effect the liquidation of C-SPEF. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Material U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to C-SPEF, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in C-SPEF’s Shares, and to the acquisition, ownership, and disposition of C-SPEF’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to C-SPEF or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold C-SPEF’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if C-SPEF invests in tax-exempt securities or certain other investment assets or realizes such income through investments in Portfolio Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from C-SPEF for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold C-SPEF’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. C-SPEF has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of C-SPEF’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds C-SPEF’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of C-SPEF’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of C-SPEF’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in C-SPEF’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of C-SPEF’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

C-SPEF intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. C-SPEF intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, C-SPEF generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that C-SPEF timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends C-SPEF distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. C-SPEF will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, C-SPEF must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, C-SPEF must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is C-SPEF’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that C-SPEF qualifies as a RIC.

Qualification and Taxation as a Regulated Investment Company

If C-SPEF (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then C-SPEF will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that C-SPEF timely distributes (or is deemed to timely distribute) to Shareholders. C-SPEF will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If C-SPEF fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), C-SPEF will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by C-SPEF that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, C-SPEF will need to receive certain information from the Portfolio Funds, which it may not timely receive, in which case C-SPEF will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If C-SPEF underestimates that amount, it will be subject to the excise tax. In addition, C-SPEF may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, C-SPEF will only pay the excise tax on the amount by which C-SPEF does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, C-SPEF generally must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to C-SPEF’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and
•	diversify its holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of C-SPEF’s assets or more than 10% of the outstanding voting securities of that issuer; and
o	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by C-SPEF and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

C-SPEF has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below – “Taxation of U.S. Shareholders.”

C-SPEF may have investments, either directly or through the Portfolio Funds, that require income to be included in investment company taxable income in a year prior to the year in which C-SPEF or the Portfolio Funds actually receive a corresponding amount of cash in respect of such income. For example, if the Portfolio Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, C-SPEF must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if C-SPEF holds, directly or indirectly through the Portfolio Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), C-SPEF must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether C-SPEF receives cash representing such income in the same taxable year. C-SPEF may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Funds, including as described below under the heading “Non-U.S. Investments, including PFICs and CFCs” and in certain situations where C-SPEF owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If C-SPEF’s deductible expenses in a given year exceed its investment company taxable income, C-SPEF will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to C-SPEF or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, C-SPEF may, for U.S. federal income tax purposes, have aggregate taxable income for several years that C-SPEF is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income C-SPEF actually earned during those years.

In order to enable C-SPEF to make distributions to Shareholders that will be sufficient to enable C-SPEF to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, C-SPEF may need to liquidate or sell some of its assets at times or at prices that C-SPEF would not consider advantageous, C-SPEF may need to raise additional equity or debt capital, C-SPEF may need to take out loans, or C-SPEF may need to forego new investment opportunities or otherwise take actions that are disadvantageous to C-SPEF’s business (or be unable to take actions that are advantageous to its business). Even if C-SPEF is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, C-SPEF generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If C-SPEF is unable to obtain cash from other sources to enable C-SPEF to satisfy the Annual Distribution Requirement, C-SPEF may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although C-SPEF expects to operate in a manner so as to qualify continuously as a RIC, C-SPEF may decide in the future to be taxed as a “C” corporation, even if C-SPEF would otherwise qualify as a RIC, if C-SPEF determines that such treatment as a C corporation for a particular year would be in C-SPEF’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether C-SPEF satisfies the 90% Gross Income Test and the Diversification Tests, the character of C-SPEF’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Funds, or are otherwise treated as disregarded from C-SPEF for U.S. federal income tax purposes, generally will be determined as if C-SPEF realized these tax items directly. In order to meet the 90% Gross Income Test, C-SPEF may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, C-SPEF may elect to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect C-SPEF’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which C-SPEF would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of C-SPEF’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, C-SPEF’s proper proportion of any investment in the securities of that issuer that are held by a member of C-SPEF’s “controlled group” must be aggregated with C-SPEF’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with C-SPEF if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) C-SPEF directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If C-SPEF, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, C-SPEF may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require C-SPEF to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If C-SPEF fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, C-SPEF would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless C-SPEF elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If C-SPEF fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, C-SPEF would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether C-SPEF makes any distributions to Shareholders. Additionally, C-SPEF would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions C-SPEF makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of C-SPEF’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of C-SPEF’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in C-SPEF’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that C-SPEF will continuously qualify as a RIC for each taxable year.

C-SPEF’s Investments—General

Certain of C-SPEF’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. C-SPEF intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that C-SPEF will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to C-SPEF’s investments, activities, income, gain and loss, include both the Co-Investments, activities, income, gain and loss of C-SPEF, as well as those indirectly attributable to C-SPEF as a result of C-SPEF’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

A Portfolio Fund in which C-SPEF invests may face financial difficulties that require C-SPEF to work-out, modify or otherwise restructure its investment in Portfolio Fund. Any such transaction could, depending upon the specific terms of the transaction, cause C-SPEF to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in C-SPEF receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by C-SPEF from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long C-SPEF held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

C-SPEF’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by C-SPEF.

If C-SPEF purchases shares in a PFIC, C-SPEF may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if C-SPEF distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on C-SPEF in respect of deferred taxes arising from any such excess distribution or gain. If C-SPEF invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, C-SPEF will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in C-SPEF’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, C-SPEF may elect to mark-to-market at the end of each taxable year its shares in such PFIC, where applicable. In such case C-SPEF will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. C-SPEF’s ability to make either election will depend on factors beyond C-SPEF’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, C-SPEF may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether C-SPEF satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a Regulated Investment Company” above.

If C-SPEF holds more than 10% of the shares in a foreign corporation that is treated as a CFC, C-SPEF may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If C-SPEF is treated as receiving a deemed distribution from a CFC, C-SPEF will be required to include such distribution in its investment company taxable income regardless of whether C-SPEF receives any actual distributions from such CFC, and C-SPEF must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether C-SPEF receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

C-SPEF’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time C-SPEF accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by C-SPEF. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in C-SPEF’s Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in C-SPEF is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in C-SPEF by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in C-SPEF.

C-SPEF will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, twice a year. C-SPEF, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions on, and Sale or Other Disposition of, C-SPEF’s Shares

Distributions by C-SPEF generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of C-SPEF’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of C-SPEF’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions C-SPEF pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of C-SPEF’s net capital gains (which generally are C-SPEF’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by C-SPEF as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of C-SPEF’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S.

Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

C-SPEF generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of C-SPEF distributing securities in kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in kind by C-SPEF.

C-SPEF may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, C-SPEF will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by C-SPEF for U.S. federal income tax purposes. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that C-SPEF has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, C-SPEF must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. C-SPEF cannot treat any of its investment company taxable income as a “deemed distribution.” C-SPEF may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

U.S. Shareholders who have not “opted-out” of C-SPEF’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless C-SPEF were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

C-SPEF expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to C-SPEF’s DRIP, C-SPEF may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than C-SPEF’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of C-SPEF. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and C-SPEF’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, C-SPEF may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If C-SPEF makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by C-SPEF in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by C-SPEF’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in C-SPEF shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in C-SPEF. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of C-SPEF’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

C-SPEF will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by C-SPEF out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from C-SPEF with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of C-SPEF’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in C-SPEF;
•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or
•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax Advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by C-SPEF generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of C-SPEF’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of C-SPEF’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax Advisers.

A sale of Shares pursuant to a repurchase of Shares by C-SPEF will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether C-SPEF has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of C-SPEF’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of C-SPEF’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by C-SPEF to an individual in a particular taxable year that is attributable to qualified dividend income received by C-SPEF this year if such qualified dividend income accounts for less than 95% of C-SPEF’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

If the sale of Shares pursuant to a repurchase of Shares by C-SPEF is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in C-SPEF increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in C-SPEF will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by C-SPEF.

Taxation of Tax-Exempt Investors

Under current law, C-SPEF generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which C-SPEF will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of C-SPEF’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and C-SPEF will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of C-SPEF’s “qualified net interest income” (generally, C-SPEF’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which C-SPEF is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with C-SPEF’s “qualified short-term capital gains” (generally, the excess of C-SPEF’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case C-SPEF may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if C-SPEF designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of C-SPEF’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If C-SPEF distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax C-SPEF pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides C-SPEF or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from C-SPEF. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of C-SPEF in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the

Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

C-SPEF may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable U.S. Shareholders (a) who fail to provide C-SPEF with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies C-SPEF that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to C-SPEF could subject the U.S. Shareholder to a penalty imposed by the IRS.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN C-SPEF’S SHARES.

Custodian

[ ] serves as the custodian of the assets of C-SPEF and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of C-SPEF are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [ ].

Administration and Accounting Services

[C-SPEF has entered into an Administration and Fund Accounting Agreement with [ ] under which the Administrator performs certain administration and accounting services for C-SPEF, including, among other things: customary fund accounting services, including computing C-SPEF’s net asset values and maintaining books, records and other documents relating to C-SPEF’s financial and portfolio transactions, and customary fund administration services, including assisting C-SPEF with regulatory filings, tax compliance and other oversight activities. In consideration for these services, C-SPEF pays the Administrator tiered fees based on the average monthly net asset value of C-SPEF, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of C-SPEF and therefore decreases the net profits or increases the net losses of C-SPEF.

The Administrator’s principal business address is [ ].]

Transfer Agent and Dividend Paying Agent

[ ], whose principal business address is [ ], serves as C-SPEF’s transfer agent with respect to the Shares.

[ ] serves as C-SPEF’s dividend paying agent.

Fiscal Year; Reports to Shareholders

C-SPEF’s fiscal year is the 12-month period ending on March 31. C-SPEF’s taxable year is the 12-month period ending on September 30.

C-SPEF will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders will also receive quarterly commentary regarding C-SPEF’s operations and investments.

C-SPEF will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

Independent Registered Public Accounting Firm

[ ] serves as the independent registered public accounting firm of C-SPEF. Its principal business address is [ ].

Legal Counsel

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, serves as legal counsel to C-SPEF. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP and any other person solely by reason of such other person investing in C-SPEF.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED May 30, 2023

COLLER SECONDARIES PRIVATE EQUITY FUND

Class I Shares
Class D Shares
Class I-2 Shares

[  ], 2023

Coller Secondaries Private Equity Fund (“C-SPEF”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [ ], 2023. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling (212) 644-8500, by writing to C-SPEF at 950 Third Avenue, New York, New York 10022 or [email address], or by visiting www.[website].com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

Additional Investment Policies

The investment objective and the principal investment strategies of C-SPEF, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are C-SPEF’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of C-SPEF’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of C-SPEF’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of C-SPEF and may be changed by C-SPEF’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by C-SPEF will not be considered a violation. Under its fundamental restrictions:

1.	Underwriting: C-SPEF may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.	Lending: C-SPEF may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.	Senior Securities: C-SPEF may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.	Real Estate: C-SPEF may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.	Commodities: C-SPEF may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.	Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, C-SPEF may not make any investment if, as a result, C-SPEF’s investments will be concentrated in any one industry.

The following notations are not considered to be part of C-SPEF’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an

1

issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause C-SPEF to be engaged in the business of underwriting, the policy above will be interpreted not to prevent C-SPEF from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether C-SPEF may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) C-SPEF also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent C-SPEF from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires C-SPEF to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of C-SPEF’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as C-SPEF complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of C-SPEF’s shares to be more volatile than if C-SPEF did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of C-SPEF’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, C-SPEF may have to sell securities at a time and at a price that is unfavorable to C-SPEF. There also are costs associated with borrowing money, and these costs would offset and could eliminate C-SPEF’s net investment income in any given period. The policy above will be interpreted to permit C-SPEF to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent C-SPEF from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil

2

or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If C-SPEF were to invest in a physical commodity or a physical commodity-related instrument, C-SPEF would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to C-SPEF’s industry classifications, C-SPEF currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to C-SPEF as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Portfolio Funds. C-SPEF will, however, consider the investments held by Portfolio Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

C-SPEF’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

C-SPEF’s investment objective is non-fundamental and may be changed with the approval of C-SPEF’s Board upon 60 days’ prior notice to Shareholders.

C-SPEF’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private equity investments (as defined in the prospectus) is non-fundamental and may be changed by C-SPEF’s Board, upon 60 days’ prior written notice to Shareholders.

3

Investment Practices, Techniques and Risks

The following information supplements the discussion of C-SPEF’s investment objective, policies, techniques and risks that are described in the Prospectus. C-SPEF may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee C-SPEF will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, C-SPEF may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
•	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by C-SPEF may not be fully insured by the Federal Deposit Insurance Corporation.
•	Repurchase agreements, which involve purchases of debt securities.
•	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between C-SPEF and a corporation. There is no secondary market for such notes. However, they are redeemable by C-SPEF at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because C-SPEF’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Liquid Assets. To manage the liquidity of its investment portfolio, C-SPEF also invests a portion of its assets in a portfolio of Liquid Assets. C-SPEF may invest in other liquid fixed income securities and other credit instruments from time to time.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations

4

with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by C-SPEF, a rated security may cease to be rated. The Adviser will consider such an event in determining whether C-SPEF should continue to hold the security.

U.S. Debt Securities Risk. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and C-SPEF. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on C-SPEF’s portfolio.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in the Prospectus in further detail, including under “—Fixed-Income Securities Risks—Credit Risk,” “—Fixed-Income Securities Risks—Interest Rate Risk,” and “—Fixed-Income Securities Risks—Prepayment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. C-SPEF may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for C-SPEF to sell certain securities or could result in lower prices than those used in calculating C-SPEF’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in C-SPEF, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, a low rate environment may result in traditional investment grade oriented investors being forced to accept more risk in order to maintain income. In a rising rate environment, buyers of lower grade securities may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

5

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that C-SPEF invests in lower grade securities that have not been rated by a rating agency, C-SPEF’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when C-SPEF invests in rated securities.

C-SPEF may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Senior Loan Risk. C-SPEF may invest in senior floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. C-SPEF’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting C-SPEF’s investments, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, C-SPEF is particularly dependent on the analytical ability of the Adviser.

C-SPEF may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to C-SPEF, and such defaults could reduce C-SPEF’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of C-SPEF to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that C-SPEF may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid investments are also difficult to value.

Although the Senior Loans in which C-SPEF may invest generally will be secured by specific collateral, there can be no assurances that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, C-SPEF could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, C-SPEF will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take

6

other action detrimental to lenders, including C-SPEF. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by C-SPEF may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If C-SPEF attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price C-SPEF could receive for the Senior Loan may be adversely affected.

C-SPEF may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, C-SPEF may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, C-SPEF generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and C-SPEF may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, C-SPEF will be exposed to the credit risk of both the borrower and the institution selling the participation.

C-SPEF’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, C-SPEF may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk. C-SPEF may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Mezzanine Securities Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Bank Loans Risk. The market for bank loans may not be highly liquid and C-SPEF may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled

7

interest or principal. These investments expose C-SPEF to the credit risk of both the financial institution and the underlying borrower.

Inflation Risk. Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which Portfolio Funds may invest.

Inflationary pressures may increase the costs of labor, energy and raw materials, and may adversely affect consumer spending, economic growth, and portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any decreases in portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce C-SPEF’s net asset value. While the U.S. and other developed economies have experienced higher-than-normal inflation rates, it remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies.

Inflation may affect C-SPEF’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments C-SPEF or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in C-SPEF. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Portfolio companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of C-SPEF’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on C-SPEF’s returns.

Risks of Loan Assignments and Participations. As the assignee of a loan, C-SPEF typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, C-SPEF may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by C-SPEF as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, C-SPEF could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. C-SPEF may be required to pass along to a purchaser that buys a loan from C-SPEF by way of assignment a portion of any fees to which C-SPEF is entitled under the loan. In connection with purchasing participations, C-SPEF generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and C-SPEF may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, C-SPEF will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, C-SPEF may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and C-SPEF may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what C-SPEF regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to C-SPEF. As a result, during periods of unusually heavy redemptions, C-SPEF may have to sell other

8

investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which C-SPEF has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, C-SPEF’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which C-SPEF has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and C-SPEF may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose C-SPEF to the credit risk of the underlying borrower and may expose C-SPEF to the credit risk of the lender.

C-SPEF may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, C-SPEF normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, C-SPEF may acquire a participation in a loan interest that is held by another party. When C-SPEF’s loan interest is a participation, C-SPEF may have less control over the exercise of remedies than the party selling the participation interest, and C-SPEF normally would not have any direct rights against the borrower. It is possible that C-SPEF could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Mezzanine  Loans. C-SPEF may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

First and Second Lien Senior Secured Loans. C-SPEF may invest in a first or second lien financing where different lenders have liens on the same collateral. Pursuant to an intercreditor agreement, the two lender groups agree that the first lien lenders have a senior priority lien and therefore recover first on the value of the collateral. There may be little or no collateral for the second lien holders.

Subordinated Debt. C-SPEF may invest in a subordinated debt financing where there are two separate groups of lenders. The junior lenders contractually subordinate their loans and agree not to receive payment on their loans until the senior debt is repaid. There may be little or no collateral left for the subordinated debt holders after the senior debt is paid.

Unitranche Debt. C-SPEF may invest in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. Unitranche structures are growing more complicated and some provide

9

for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL. The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

Defaulted Debt Securities and Other Securities of Distressed Companies. C-SPEF may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and C-SPEF could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where C-SPEF may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and C-SPEF may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that C-SPEF will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce C-SPEF’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

•	Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which C-SPEF seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.
10

•	Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose C-SPEF to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that C-SPEF will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for C-SPEF to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by C-SPEF, C-SPEF would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if C-SPEF has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.
•	Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, C-SPEF could receive lower interest payments or experience a reduction in the value of the derivative to below the price that C-SPEF paid for such derivative.
•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•	Leverage risk, which is the risk that C-SPEF’s derivatives transactions can magnify C-SPEF’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•	Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, C-SPEF may be required to pay substantial additional margin to maintain its position or C-SPEF’s returns may be adversely affected.
•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
11

•	Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.
•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit C-SPEF’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

C-SPEF relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which C-SPEF is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if C-SPEF relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. C-SPEF will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, C-SPEF must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. C-SPEF will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When C-SPEF enters into a secondary transaction to purchase interests in underlying Portfolio Funds, C-SPEF will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

C-SPEF intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, C-SPEF’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If C-SPEF fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, C-SPEF will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options. C-SPEF may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, C-SPEF will have the right to sell the currencies or securities underlying the option and as the holder of a call option, C-SPEF will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. C-SPEF may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of C-SPEF to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when C-SPEF so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by C-SPEF in purchasing an option will be lost as a result of unanticipated movements in prices

12

of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for C-SPEF.

Some, but not all, of C-SPEF’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If C-SPEF is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. C-SPEF may enter into securities-related futures contracts, including security futures contracts. C-SPEF will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that C-SPEF will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If C-SPEF is not able to enter into an offsetting transaction, C-SPEF will continue to be required to maintain the margin deposits on the futures contract and C-SPEF may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if C-SPEF can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when C-SPEF seeks to close out a futures contract position. C-SPEF would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in C-SPEF’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt

13

trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent C-SPEF from liquidating a position in security futures contracts in a timely manner, which could expose C-SPEF to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. C-SPEF or a Portfolio Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of C-SPEF’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from C-SPEF. If a swap agreement calls for payments by C-SPEF, C-SPEF must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. C-SPEF may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that C-SPEF may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify C-SPEF’s gains or losses. The use of swaps can cause C-SPEF to be subject to additional regulatory requirements, which may generate additional C-SPEF expenses. C-SPEF monitors any swaps with a view towards ensuring that C-SPEF remains in compliance with all applicable regulatory, investment and tax requirements.

Interest Rate, Mortgage and Credit Swaps

C-SPEF or a Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

14

C-SPEF or a Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by C-SPEF or a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. C-SPEF or a Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

C-SPEF or a Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect C-SPEF’s or the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

C-SPEF or a Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

C-SPEF or a Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser with respect to C-SPEF intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and C-SPEF expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or C-SPEF becomes subject to these requirements, as well as related NFA rules, C-SPEF may incur additional compliance and other expenses.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to

15

comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and C-SPEF could lose its entire investment.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds. C-SPEF may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Stressed and Distressed Investments. C-SPEF may invest in securities and other obligations of companies that involve significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that C-SPEF may be unable to exit its position.

C-SPEF may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by C-SPEF for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, C-SPEF may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which C-SPEF invests, there is a potential risk of loss by C-SPEF of its entire investment in such companies.

Equity Securities. Equity securities in which C-SPEF may invest include common stocks, preferred stocks, convertible securities, limited partnership interests and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have

16

certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. C-SPEF could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Limited Partnership Interests. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. When making Secondary Investments in such private equity Portfolio Funds, C-SPEF will typically agree to purchase an investor’s existing limited partnership interest in a Portfolio Fund, typically at a discount to net asset value, and take on existing obligations to fund future capital calls. Due to the illiquidity of the market for limited partnership interests and/or other types of interests or positions in Portfolio Funds, an investor can sometimes purchase a secondary investment at a discount to an Portfolio Fund’s net asset value. Securities issued by private partnerships tend to be more illiquid, and highly speculative. Limited partnership and/or other interests or positions in Portfolio Funds have not been and will not be registered under the 1933 Act or any other securities laws in any jurisdiction.

Securities of other Investment Companies. C-SPEF may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. C-SPEF also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to C-SPEF’s own more restrictive limitations, if any, C-SPEF’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of C-SPEF’s total assets with respect to any one investment company; and (3) 10% of C-SPEF’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow C-SPEF to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows C-SPEF to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on C-SPEF and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, C-SPEF will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, C-SPEF would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by C-SPEF as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in C-SPEF’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for C-SPEF to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions

17

(i.e., impose a redemption gate) and thereby prevent C-SPEF from selling its investment in the money market fund or impose a fee of up to 2% on amounts C-SPEF redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles. C-SPEF may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, C-SPEF will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to C-SPEF’s investment in securities of other investment companies generally apply also to C-SPEF’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Publicly Traded Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by C-SPEF. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by C-SPEF may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which C-SPEF has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which C-SPEF may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities. C-SPEF may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private equity investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, BDCs, special purpose acquisition companies (SPACs), alternative asset managers, holding companies, investment trusts, closed-end funds,

18

financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private markets funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private equity investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity investments occupies a small portion of the private equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Publicly traded private equity investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity investments are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Repurchase Agreements. C-SPEF may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during C-SPEF’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. C-SPEF will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to C-SPEF is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but C-SPEF might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by C-SPEF may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. C-SPEF may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by C-SPEF with an agreement by C-SPEF to repurchase the securities at an agreed upon price, date and interest payment. If C-SPEF enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), C-SPEF may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by C-SPEF of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities C-SPEF has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by C-SPEF in connection with the reverse repurchase agreement may decline in price.

19

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce C-SPEF’s obligation to repurchase the securities, and C-SPEF’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, C-SPEF would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Restricted Securities and Rule 144A Securities. C-SPEF may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by C-SPEF qualify under Rule 144A and an institutional market develops for those securities, C-SPEF expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of C-SPEF’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, C-SPEF may, in certain circumstances, be permitted to require the issuer of restricted securities held by C-SPEF to file a registration statement to register the resale of such securities under the Securities Act. In such case, C-SPEF will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time C-SPEF may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, C-SPEF might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Fund Managers believe accurately reflects fair value.

Special Purpose Acquisition Companies. C-SPEF may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market instruments, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.

Because SPACs and similar entities are essentially blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

Private Investments in Public Equity. C-SPEF may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt

20

the market value of C-SPEF’s investments. Even if the securities acquired in PIPEs become registered, or C-SPEF is able to sell the securities through an exempt transaction, C-SPEF may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Structured Solutions. C-SPEF also may gain exposure to Portfolio Funds involving Secondary Investments structured as a preferred equity investment (“Structured Solutions”). Structured Solutions, which are self-originated transactions between C-SPEF and a Portfolio Fund’s general partner, in which C-SPEF will invest cash into an existing Portfolio Fund in exchange for newly-issued interests in the Portfolio Fund (i.e., the “preferred equity”). Structured Solutions are intended to provide for strong risk-adjusted return with meaningful downside protection.

Emerging Markets Investments Risk. C-SPEF may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit C-SPEF’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of C-SPEF. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that C-SPEF could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and

21

economic growth. National policies that may limit C-SPEF’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for C-SPEF.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because C-SPEF will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

C-SPEF would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

22

Management of C-SPEF

Further Information Regarding Management of C-SPEF

Information regarding the Trustees and Officers of C-SPEF, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of C-SPEF, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in C-SPEF’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of C-SPEF at 950 Third Avenue, New York, New York 10022.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
[ ] [(year of birth)]	Since inception	[ ]	[ ]	[ ]
[ ] [(year of birth)]	Since inception	[ ]	[ ]	[ ]
[ ] [(year of birth)]	Since inception	[ ]	[ ]	[ ]
Interested Trustees***
[ ] [(year of birth)]	Since inception	[ ]	[ ]	[ ]

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of C-SPEF. [ ] is an interested person of C-SPEF due to their affiliation with the Adviser.

Executive Officers

Certain biographical and other information relating to the officers of C-SPEF who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
[ ] [President] [(year of birth)]	Since inception	[ ].
23

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
[ ] [Chief Financial Officer, Principal Accounting Officer and Treasurer] [(year of birth)]	Since inception	[ ].
[ ] [Chief Legal Officer, General Counsel and Secretary] [(year of birth)]	Since inception	[ ].
[ ] [Chief Compliance Officer] [(year of birth)]	Since inception	[ ].

*	The address of each officer is care of the Secretary of C-SPEF at 950 Third Avenue, New York, New York 10022.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of C-SPEF.

Independent Trustees

[Trustee]. [Biographical information].

[Trustee]. [Biographical information].

[Trustee]. [Biographical information].

Interested Trustee

[Interested Trustee biographies]

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in C-SPEF and in the Family of Investment Companies Overseen by the Trustee as of [ ], 2023, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in C-SPEF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
[ ]	None	[None]
[ ]	None	[None]
[ ]	None	[None]
Interested Trustee:
[ ]	None	[None]

As C-SPEF is newly-offered, as of [  ], 2023, none of the Trustees or officers of C-SPEF, as a group, owned any Shares of C-SPEF.

24

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of C-SPEF, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of C-SPEF.

Trustee Compensation

[To come.]

Compensation of the Portfolio Manager

[To come.]

Other Accounts Managed by the Portfolio Manager

The following table lists the number and types of accounts, other than C-SPEF, managed by C-SPEF’s primary portfolio managers and assets under management in those accounts, as of [ ], 2023.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
[ ]	[ ]	[ ]	[ ]	[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]	[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

As C-SPEF has not yet commenced investment operations, none of C-SPEF’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

C-SPEF, the Adviser and the Distributor, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by C-SPEF, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

C-SPEF’s investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, C-SPEF may receive notices or proposals from a Portfolio Fund or a Co-Investment fund vehicle seeking the consent of or voting by holders, and may also vote on matters

25

relating to the other private equity investments. The Board has delegated the voting of proxies for the securities held in C-SPEF’s portfolio to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies, the Adviser will vote proxies, amendments, consents or resolutions related to C-SPEF securities in the best interests of C-SPEF and its Shareholders. [The Adviser’s proxy voting procedures are included in Appendix B of this SAI.] Information regarding how the Adviser voted proxies related to C-SPEF’s portfolio holdings during the 12-month period ending [ ] will be available, without charge, upon request by calling collect [phone number], and on the SEC’s website at www.sec.gov.

26

Portfolio Transactions

Investment Decisions and Portfolio Transactions

Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with C-SPEF’s investment objective and restrictions, which securities are to be purchased and sold by C-SPEF and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to its clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

On behalf of C-SPEF, [the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of C-SPEF unless otherwise prohibited.] See “Investment Strategies and Policies.” In some instances, C-SPEF will acquire interests in a Portfolio Fund directly from the Portfolio Fund (or indirectly through a blocker that holds interests in the Portfolio Fund), and such purchases by C-SPEF, if any, may be, but are generally not, subject to transaction expenses. Nevertheless, C-SPEF anticipates that some of its portfolio transactions (including investments in Portfolio Funds by C-SPEF) may be subject to expenses.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of C-SPEF as well as other customers, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for C-SPEF with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including C-SPEF. In some instances, the allocation procedure might not permit C-SPEF to participate in the benefits of the aggregated trade.

Best Execution; Soft Dollars

Because the Adviser expects that most of C-SPEF’s purchases of securities will be made directly in privately negotiated transactions, the Adviser expects to engage in transactions using a broker on a more limited basis in the normal course of business. Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage. In selecting brokers or dealers to execute portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for C-SPEF, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Adviser’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Adviser’s knowledge of any actual or apparent operational problems of a broker or dealer. The Adviser may participate in client commission arrangements under which the Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Adviser will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Adviser regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for

27

client accounts, while at the same time providing access to the research and other services the Adviser views as impactful to its trading results.

The Adviser intends to comply with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), except with respect to securities transactions for which Section 28(e) is unavailable. Under Section 28(e), the Adviser’s use of C-SPEF’s commission dollars to acquire research products and services is not a breach of its fiduciary duty to C-SPEF —even if the brokerage commissions paid are higher than the lowest available—so long as (among certain other requirements) the Adviser determines that the commissions are reasonable compensation for both the brokerage services and the research acquired. For these purposes, “research” means services or products used to provide lawful and appropriate assistance to the Adviser in making investment decisions for its clients. The types of research the Adviser may acquire include: reports or other information about particular companies or industries; economic surveys and analyses; recommendations as to specific securities; financial publications; portfolio evaluation services; financial database software and services; computerized news, pricing and order-entry services; and other products or services that may enhance the Adviser’s investment decision-making. The “safe harbor” under Section 28(e) applies to the use of C-SPEF’s “soft dollars” even when the research acquired is used in making investment decisions for clients. Therefore, under Section 28(e), research obtained with soft dollars generated by C-SPEF could be used by the Adviser or its affiliates to benefit accounts other than C-SPEF. Conversely, the research information provided to the Adviser by brokers through which other clients of the Adviser or its affiliates effect securities transactions could be used by the Adviser or its affiliates in providing services to C-SPEF. Additionally, when the Adviser uses client brokerage commissions to obtain research or other services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services itself. As a result, the Adviser has an incentive to select a particular broker-dealer in order to obtain the research, products or other services from that broker-dealer, rather than to obtain the lowest price for execution. The safe harbor is not available where transactions are effected on a principal basis with a mark-up or mark-down paid to the broker-dealer and is not available for services or products that do not constitute research.

28

Certain ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in C-SPEF.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in C-SPEF, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in C-SPEF may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in C-SPEF is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that C-SPEF sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in C-SPEF by Benefit Plans. Accordingly, the underlying assets of C-SPEF should not be considered to be the Plan Assets of the Benefit Plans investing in C-SPEF for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to C-SPEF.

C-SPEF will require a Benefit Plan (and each person causing such Benefit Plan to invest in C-SPEF) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand C-SPEF’s investment objective, policies and strategies, that the decision to invest Plan Assets in C-SPEF was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by C-SPEF (or by third parties) to C-SPEF’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions

29

are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in C-SPEF.

By acquiring Shares of C-SPEF, a Shareholder acknowledges and agrees that: (i) any information provided by C-SPEF, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in C-SPEF and that none of C-SPEF, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in C-SPEF and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in C-SPEF on account of the fees and other compensation they expects to receive from C-SPEF as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing C-SPEF.

30

Control Persons and Principal Shareholders

Shareholders who beneficially own more than 25% of the outstanding voting securities of C-SPEF may be deemed to be a “control person” of C-SPEF for purposes of the 1940 Act. As of [ ], 2023, C-SPEF had not commenced investment operations and the only Shares of C-SPEF were owned by an affiliate of the Adviser.

31

Financial Statements

[To be provided by amendment.]

32

Privacy Policy

[To be provided by amendment.]

33

Appendix A– Securities Rating Descriptions

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings — Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

A-1

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) — Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Fitch Ratings (“Fitch”) — Corporate Finance Obligations — Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-2

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ’B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS — Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

A-3

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings — Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-4

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short- term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s — Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short- term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch — Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS—Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

A-5

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

A-6

Appendix B– Proxy Voting Policies and Procedures

[To be provided by amendment.]

B-1

Part C: Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements.(2)

(2)	Exhibits:
(a)
(1)	Certificate of Trust(1)
(2)	Certificate of Amendment to Certificate of Trust(1)
(2)	Declaration of Trust(2)
(4)	Amended and Restated Declaration of Trust(2)
(b)	Bylaws(2)
(c)	Not applicable.
(d)	Form of Multiple Class Plan(2)
(e)	Form of Dividend Reinvestment Plan(2)
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement(2)
(h)	(1) Form of Distribution Agreement(2)
(2)	Form of Financial Intermediary Agreement(2)
(3)	Distribution and Servicing Plan(2)
(i)	Not applicable.
(j)	Form of Custody Agreement(2)
(k)	(1) Form of Administration Agreement(2)
(2)	Form of Transfer Agency and Service Agreement(2)
(3)	Form of Expense Limitation Agreement(2)
(4)	Form of Management Fee Waiver Agreement(2)
(l)	Opinion and Consent of Delaware Counsel(2)

(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm(2)
(o)	Not applicable
(p)	(1) Form of Initial Subscription Agreement(2)
(2)	Form of Investor Subscription Agreement(2)
(q)	Not applicable
(r)	(1) Code of Ethics of Registrant(2)
(2)	Code of Ethics of Adviser(2)
(3)	Code of Ethics of Distributor(2)
(s)	Filing Fee Table(1)
(t)	Power of Attorney(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Financial Intermediary Agreement, forms of which will be filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement by amendment.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

As of [  ], 2023:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class I
Shares of Beneficial Ownership for Class D
Shares of Beneficial Ownership for Class I-2

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. Additional information to be provided by amendment.

2

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Coller Private Market Secondaries Advisors, LLC, the Registrant’s investment adviser, at 950 Third Avenue, New York, NY 10022 (records relating to its functions as investment adviser).

[_______], the Registrant’s distributor, at [_______] (records relating to its functions as distributor).

[_______], the Registrant’s custodian, at [_______] (records relating to its functions as custodian).

[_______], the Registrant’s administrator, at [_______] (relating to its functions as administrator).

[_______], the Registrant’s transfer agent, at [_______] (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.
2.	Not applicable.
3.	The Registrant undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

3

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)	if the Registrant is relying on Rule 430B:
(A)	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
4

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.	The Registrant undertakes:
(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.	Not applicable.
6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of May, 2023.

COLLER SECONDARIES PRIVATE EQUITY FUND

By:	/s/ Richard Jason Alexander Elmhirst
Name:	Richard Jason Alexander Elmhirst
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of May, 2023.

By:	/s/ Richard Jason Alexander Elmhirst
Name:	Richard Jason Alexander Elmhirst
Title:	Trustee
6

EXHIBIT LIST

(a)(1)	Certificate of Trust
(a)(2)	Certificate of Amendment to Certificate of Trust
(s)	Filing Fee Table
7